                                                                    EXHIBIT 10.8

                                                      Agreement No. C981105PC001


                           PRODUCT PURCHASE AGREEMENT

                                    BETWEEN

                     GTE COMMUNICATION SYSTEMS CORPORATION

                                      AND

                       GODIGITAL TELECOMMUNICATIONS INC.


[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   PARTIES..............................................................     1
2.   TERM.................................................................     1
3.   DEFINITIONS..........................................................     1
4.   SCOPE................................................................     2
5.   CUSTOMER'S OPTIONS UNDER THE AGREEMENT...............................     2
6.   SOFTWARE LICENSE.....................................................     3
7.   PRICE AND PRICE REVISIONS............................................     3
8.   PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS;
     REVOCATION OF ACKNOWLEDGEMENT........................................     4
9.   PAYMENT TERMS, BILLING...............................................     5
10.  RECORDS AND REPORTS..................................................     5
11.  PRECEDENCE OF DOCUMENTS..............................................     6
12.  DELIVERY.............................................................     6
13.  INSPECTION AND ACCEPTANCE............................................     7
14.  PRODUCT WARRANTIES, SERVICES AND SUPPORT.............................     8
15.  INFRINGEMENT.........................................................     8
16.  CONFIDENTIAL INFORMATION.............................................     9
17.  PUBLICITY AND DISCLOSURE.............................................    11
18.  COMPLIANCE WITH LAWS.................................................    11
19.  FORCE MAJEURE........................................................    12
20.  ASSIGNMENT...........................................................    12
21.  TAXES................................................................    13

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
22.  PLANT AND WORK RULES AND RIGHT OF ACCESS...............................  13
23.  INDEMNIFICATION AND INSURANCE..........................................  14
24.  RELATIONSHIP OF PARTIES................................................  15
25.  TERMINATION............................................................  16
26.  DISPUTE RESOLUTION.....................................................  16
27.  NOTICES................................................................  18
28.  PRODUCT SAFETY NOTIFICATIONS/TOXIC SUBSTANCES..........................  18
29.  PRODUCT CHANGE/DISCONTINUANCE..........................................  19
30.  INVENTORY RETURN.......................................................  19
31.  GOVERNMENT CONTRACT PROVISIONS.........................................  20
32.  CENTURY COMPLIANCE.....................................................  20
33.  STANDARDIZATION POLICIES, PROCEDURES AND TERMS.........................  20
34.  NONWAIVER..............................................................  20
35.  SEVERABILITY...........................................................  20
36.  SECTION HEADINGS.......................................................  20
37.  SURVIVAL OF OBLIGATIONS................................................  20
38.  CHOICE OF LAW AND JURISDICTION.........................................  20
39.  ENTIRE AGREEMENT.......................................................  21
     SIGNATURES.............................................................  21
     EXHIBIT A:   GTE AFFILIATED ENTITIES
     EXHIBIT B:   PRODUCT AND SERVICE PRICES
     EXHIBIT C:   PURCHASE FOR INTERNAL USE

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     EXHIBIT D:   PURCHASE FOR RESALE
     EXHIBIT E:   SIGNATURE PAGE FOR ATTACHMENTS
                  ATTACHMENT 1 - EDI
                  ATTACHMENT 2 - TRAINING
     EXHIBIT F:   SUPPLIER WBE/MBE/SDV EXPENDITURES REPORT
     EXHIBIT G:   SHIPPING AND CARRIER ROUTING INSTRUCTION
     EXHIBIT H:   PRODUCT DELIVERY INTERVAL
     EXHIBIT I:   CENTURY COMPLIANCE
     EXHIBIT J:   STANDARDIZATION POLICIES, PROCEDURES AND TERMS

                          PRODUCT PURCHASE AGREEMENT

1.   PARTIES

     (a) This Product Purchase Agreement (Agreement) is made between GoDigital Telecommunications Inc., a California corporation, with offices at 41305 Albrae Street, Fremont, CA 94538 (Seller) and GTE Communication Systems Corporation (Customer), a Delaware corporation, acting through its GTE Supply Division, with offices at 700 Hidden Ridge, Irving, Texas 75038, for the benefit of itself and GTE affiliated entities listed at Exhibit A (Affiliates), which may be changed by GTE Supply upon written notice to Seller.

     (b) An Affiliate that issues an Order hereunder shall also be a Customer and may enforce the terms and conditions of this Agreement with respect to any Product or Service purchased by such Affiliate as though it were a direct signatory to the Agreement.

2.   TERM

     This Agreement shall be effective on March 1, 1998 and shall continue in effect until March 1, 2002 unless earlier terminated or extended. This Agreement shall be automatically terminated unless renewed by the mutual written agreement of the parties prior to the expiration of the term.

3.   DEFINITIONS

     The terms defined in this Section shall have the meanings set forth below whenever they appear in this Agreement, unless the context in which they are used clearly requires a different meaning or a different definition is described for a particular Section or provision:

     (a) "Order" means a purchase order, or other written communication and/or electronic transmission that Customer may deliver to Seller for the purchase of Product and/or Service.

     (b) "Product" means all goods, supplies, materials, parts, components, assemblies, and associated Software and documentation described in Exhibit B.

     (c) "Service" means the Product-related work to be performed by Seller under this Agreement, including installation, maintenance, repair, and other related services.

     (d) "Software" means any programs, in object form, including operating programs in machine readable form and feature descriptions or firmware, and documentation described in Exhibit B or identified in an Order. Throughout this Agreement the term Software, as defined above, is included in the term Product. "Software" does not include source code unless specifically stated in this Agreement, an Order, or other document.

     (e) "Use" as it relates to Software shall mean: (i) the reading by authorized users into or out of hardware memory of the Software and the execution of the Software whether in whole or in part by any individual having authorized access to any Product on which the Software is operated and shall include employees of Customer, its agents, or contractors and/or in the cases of Customer providing services to third parties or for resale, the third parties' employees, agents, or contractors; (ii) to transfer into, and store in, equipment selected by the Customer all or any portion of the Software; (iii) and to process and execute instructions, statements and data included in, or input to, the Software.

     (f) "Specifications" shall mean specifications for the Product or Service as set forth in an Order, as well as Seller's then current published specifications and user documentation.

4.   SCOPE

     (a) This Agreement is for the benefit of all U.S. and foreign Affiliates of Customer. Customer may purchase for its own use, to provide services to third parties, for resale to end users, or for distribution, Seller's Product (except that for Software, Customer purchases a license as to the Software) and Service.

     (b) This Agreement is nonexclusive and shall not be construed to require Customer to purchase any specific amount of Product or Service from Seller or to require Customer to sell any, all or a portion of Product or Service it orders, or restrict the purchase, resale and/or distribution of Product and/or Service to any geographic area.

     (c) This Agreement does not by itself order any Product or Service. Customer shall order Product or Service by submitting an Order referencing this Agreement by number, and Seller shall fulfill the Order as specified in Section 8, for (i) Product or Service listed in Exhibit B at the prices specified and (ii) other Product or Service for which Seller accepts an Order at the price as quoted to Customer in writing.

     (d) In order to facilitate international purchases of Products, the parties may find it convenient to enter into separate agreements between Seller and Customer and/or their respective affiliates authorized to conduct, or to negotiate for the right to conduct, business in foreign countries. The parties agree to use their best commercially reasonable efforts, to assure that the terms and conditions of any such agreements are consistent with the terms and conditions of this Agreement, subject to applicable requirements of local law and business practice.

     (e) Under no circumstances shall any Seller shrink-wrap license be given any force or effect in connection with any Software delivered to Customer pursuant to this Agreement, except as specifically set forth herein.

5.   CUSTOMER'S OPTIONS UNDER THE AGREEMENT

     (a) If Customer orders Product and/or Service for internal use, then the provisions of Exhibit C, PURCHASE FOR INTERNAL USE, shall apply. Internal use includes use by Customer, its Affiliates, employees, agents and subcontractors, and use whereby Customer provides services to third parties in the normal course of its business.

     (b) If Customer orders Product and/or Service for resale or distribution, then the provisions of Exhibit D, PURCHASE FOR RESALE, shall apply.

     (c) Those provisions (EDI Trading Agreement, Bar Code Program, Training) of Exhibit E, SIGNATURE PAGE FOR ATTACHMENTS, initialed by the parties on the signature page thereof are incorporated in this Agreement.

6.   SOFTWARE LICENSE

     (a)  Operating System Software License - For Product that includes Software
          ---------------------------------
          (operating program in machine readable form and feature descriptions or firmware) furnished with or embedded in Product (Operating System Software), for the life of purchased Product, or during the term Product is leased, as applicable, Seller grants to Customer and any subsequent purchaser, assignee, or lessee of said Product a nonexclusive license to use said Operating System Software in connection with Product with which it is delivered. Customer and any subsequent purchaser, assignee, or lessee may copy the Operating System Software for use on such, Product with which it was originally delivered for archival purposes on an alternate Product for disaster recovery purposes, as applicable, but shall not otherwise knowingly reproduce the original Operating System Software or make copies of the Operating System Software for distribution to others. Title to such Software shall remain with Seller.

     (b) The license for Software other than Operating System Software and additional terms and conditions applicable to the license of Operating System Software are set forth in Exhibit C for internal use and Exhibit D for resale and distribution.

7.   PRICE AND PRICE REVISIONS

     (a) If Seller offers more favorable prices, terms, conditions, warranties, or other benefits to any other commercial Customer, for like terms and conditions, volumes and quantities, during the term of this Agreement, then, at the option of Customer, this Agreement and any Order affected thereby will be modified to include such more favorable prices, terms, conditions, warranties or benefits. There is no minimum order quantity or volume required from Customer when ordering Product and Service, unless specified otherwise in an Exhibit.

     (b) The net prices for all Product or Service ordered by Customer are those prices specified in Seller's current U.S. or International Price List, less Customer's applicable discounts and are set forth in Exhibit B, unless Section 7.(a) applies.

     (c) The Product and Service prices specified in Seller's price lists, referenced above, shall not increase for the first twelve (12) months of the Agreement term. Subject to Section 7.(a), Seller may then propose price increases once in each subsequent twelve (12) month period of the Agreement by giving written notice to Customer at least ninety (90) days prior to the proposed effective date of the new pricing. Such price increases shall not exceed [*] of the previous price, unless specified otherwise in an Exhibit. Seller shall honor all net prices for Product and

          Service for which Orders have been issued prior to the effective date of such increase.

     (d) Any price decrease or discount increase shall be effective immediately upon announcement by Seller and shall apply to all Orders that have not been processed by Customer for payment to Seller.

     (e) Under special circumstances, Customer may purchase Product and Service pursuant to the terms of this Agreement at prices and discounts quoted by Seller that are more favorable than those prices and discounts. Such special circumstances include, but are not limited to, (1) competitive allowances; (2) purchases that provide Seller with additional sales or manufacturing efficiencies; and (3) Seller promotional offers.

     (f) Quotations provided by Seller shall be valid for ninety (90) days from their date unless otherwise mutually agreed, and if there is a price increase, the price contained on the quotation will be honored until its expiration.

8.   PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF
     ACKNOWLEDGEMENT

     (a) An Order may be mailed, sent by facsimile transmission or electronic data interchange (EDI). Prior to initiating an EDI transaction, the parties will execute an EDI Trading Agreement which will set forth the terms and conditions of EDI transactions.

     (b) Seller shall be obligated to acknowledge Orders within ten (10) days of receipt, without conditioning such acknowledgement on the acceptance by Customer of any terms inconsistent with or in addition to those set forth in this Agreement. Upon acknowledgement, the Order and related acknowledgement shall constitute a binding contract for the purchase and sale of the applicable Product and/or Service governed by the provisions of this Agreement, as such provisions may be modified as provided herein.

     (c) Seller may enforce each Order only against the Affiliate that has submitted the Order. Default by an Affiliate shall not affect any other Affiliate party to this Agreement.

     (d) If an Affiliate shall be in material breach or default of this Agreement, including, but not limited to, timely payment for Product purchased and such breach shall continue for a period of thirty (30) days after receipt of Seller's written notice, then, in addition to all other rights and remedies of law or equity or otherwise, Seller shall have the right to suspend delivery of Product on outstanding Orders or revoke existing acknowledgements only with respect to the Affiliate.

     (e) If Seller shall be in material breach or default of this Agreement, and such breach shall continue for a period of thirty (30) days after Seller's receipt of Customer's written notice thereof, then, in addition to all other rights and remedies of law or equity or otherwise, Customer shall have the right to immediately cancel all applicable Orders without any obligation or liability to Seller for said cancellation. However, if Seller fails to tender delivery of Product or render Service on the respective date agreed upon or as set forth in Seller's acknowledgement, then Customer shall have the right to immediately cancel all applicable Orders without further obligation or liability to Seller for said cancellation or any obligation to provide Seller a time period to cure said breach.

     (f) Unless specified otherwise in an Exhibit, Customer may cancel or reschedule Orders for convenience, in whole or in part, without obligation or liability, by providing written notice to Seller at least ten (10) days before scheduled ship date of Product or date Service is to be rendered.

9.   PAYMENT TERMS, BILLING

     (a) Payment for Product shall be due thirty (30) days from date of receipt of goods, or receipt of an undisputed invoice, whichever occurs later, unless payment terms more favorable to Customer are stated on Seller's invoice and Customer elects to pay on such terms. Payment for related Service, unless specified otherwise in an Exhibit, shall be due thirty
          (30) days after receipt of an undisputed invoice, provided all obligations of Seller have been performed. However, payment shall not indicate acceptance of any Product or Service performed.

     (b) Invoices for charges specified in an Order shall be submitted by Seller to the address specified in the Order. Invoices shall include, but not be limited to, (i) Order number; (ii) Order line number; (iii) Product identification number; (iv) ship to address; (v) quantity shipped and billed or quantity of service units performed and billed;
          (vi) net unit cost; and (vii) net invoice amount.

10.  RECORDS AND REPORTS

     (a) Seller shall maintain complete and accurate records of all invoices, all amounts billable to and payments made by Customer, in accordance with generally accepted accounting practices. Seller shall retain and make available upon request such records for a period of three (3) years from the date of final shipment of Product or rendering of services covered by this Agreement.

     (b) When requested by GTE Supply, Seller shall, for all Orders placed directly with Seller, provide GTE Supply a monthly purchase report by ordering location, listing Product and Service purchased under this Agreement, including description, part number, quantities shipped, and associated list and net prices.

          When requested by Seller, Customer shall for resale purchase orders shipped from GTE Supply's inventory, provide Seller, a monthly report (point of sale) by customer, listing Product shipped, part number, description, quantities shipped, and associated net prices.

     (c) Seller must make an accounting of dollars that are subcontracted to or whereby Seller's Product contains content from firms that are Small Businesses, Women Owned Businesses, Minority Owned Businesses, or Service Disabled Veteran

          Owned Businesses under the Small Business Administration and/or other government regulations. These dollars shall be reported in writing, on a quarterly basis, utilizing the instructions and form set forth in Exhibit F, to the following address:

               Group Manager-Supplier Diversity & Administration
               HQA06R01
               GTE Supply
               5615 High Point Drive
               Irving, TX 75038

11.  PRECEDENCE OF DOCUMENTS

     (a) All quotations, Orders, acknowledgements, and invoices issued pursuant to this Agreement shall be subject to the provisions contained in this Agreement. The terms and conditions of this Agreement will control over any conflicting or inconsistent terms contained in any quotation, Order, acknowledgement or invoice.

     (b) No additional terms contained in any quotation, Order, acknowledgement or invoice shall be valid for a specific transaction, unless agreed in writing by authorized representatives of the parties.

12.  DELIVERY

     (a) Unless otherwise specified in an applicable Order, title to a Product sold pursuant to this Agreement shall pass at the time of shipment by Seller as described in Section 12.(b). Any loss or damage to a Product prior to the passing of title shall be for the account and risk of Seller and after the passing of title shall be for the account and risk of Customer.

     (b) Shipments of Product shall be made FOB Origin, freight collect or as otherwise specified on individual Order. When Customer requests Seller to arrange the transportation of the Product, Seller shall ship Product freight collect in accordance with the GTE Shipping and Carrier Routing Instruction, Exhibit G (which Customer may revise and provide to Seller), unless otherwise specified on Customer's Order. If Seller is instructed by Customer to ship prepaid and added to the invoice, Seller shall select a carrier based on the best rate as negotiated by Seller, and Customer shall only pay Seller's net transportation costs, that include, but are not limited to, all applicable discounts, allowances and refunds.

     (c) Failure of Seller to ship Product in accordance with Customer's freight routing instructions may result in charge-backs to Seller for excess freight charges.

     (d) Unless instructed otherwise by Customer. Seller shall, for Orders placed, (i) see that all subordinate documents bear Customer's Order number; (ii) enclose a packing list with each shipment and when more than one package is shipped, identify the one containing the packing list; (iii) mark Customer's Order number on all packages and shipping papers; (iv) render invoices showing Customer's Order number; (v) render separate invoices for each shipment or Order; (vi) forward shipping notices with invoices; (vii) invoice Customer by mailing or otherwise transmitting invoices, bills, and notices to the billing address on the Order; and
          (viii) make available a bill of lading upon request.

     (e) Standard delivery intervals for Product shall be specified in Exhibit H and may be amended only by a written document signed by both parties. Standard delivery intervals begin from the date of Seller's receipt of Customer's Order.

     (f) Seller shall ship Product to Customer within (i) the delivery intervals specified in Exhibit H (which do not include in-transit interval), or (ii) as otherwise provided by Seller to Customer in a firm price quotation, purchase order acknowledgement or other written means (provided that such time period is not longer than the time period specified in Exhibit H without Customer's written request or agreement). If Seller fails to meet a delivery date, Customer may require an expedited delivery, with any additional costs to be borne by Seller, or Customer may cancel all or part of the Order in accordance with Section 8. If Product is delivered ahead of the delivery date, Customer may withhold payment for Product until after the specified delivery date or place Product in storage, at Seller's expense, until the specified delivery date.

     (g) Product shall be packaged for shipment, at no additional charge, in commercially suitable containers, consistent with all applicable laws, that provide protection against damage during the shipment, handling and storage of the Product in reasonably dry, unheated quarters.

13.  INSPECTION AND ACCEPTANCE

     (a) All Products shall be subject to inspection by Customer after delivery to determine conformity with Customer's Order and Seller's advertised or published specifications. Unless otherwise mutually agreed, Customer shall have a period of sixty (60) days following arrival of Product at the delivery destination specified by Customer within which to inspect the Product for conformity with Customer's Order and Seller's advertised and published specifications and to provide Seller with written notice of any discrepancy or rejection. If the Product is to be installed by Customer, Customer shall have the longer of thirty
          (30) days following such installation or following completion of any Seller authorized testing period within which to complete such inspection, provided that installation shall occur not more than thirty (30) days from delivery. Following notification by Customer, if Seller is unable to repair or replace Product that does not conform, in whole or in part, within five (5) business days or such lesser time as is determined by Customer to be reasonable, then Customer may return Product to Seller, at Seller's risk and expense, and receive a refund of all amounts paid with respect to the returned Product. For such Product returns, Customer shall notify Seller and arrange for the return of Product.

     (b) Inspection or failure to inspect on any occasion shall not affect Customer's rights under the "WARRANTY" provisions of this Agreement or any other rights or remedies available to Customer, under this Agreement.

     (c) If Seller is to perform installation of Product, Customer's acceptance of Product will be required. Product shall be accepted after successful conclusion of Seller's standard test procedures (or other mutually agreed upon evaluation and test procedures), and Customer's written concurrence that Product has successfully completed such test procedures, provided that such test procedures verify Product performance in accordance with Seller's advertised or published specifications or other mutually agreed upon specifications for such Product. If Product fails to meet acceptance criteria, Seller shall have thirty (30) days to correct all deficiencies, unless otherwise mutually agreed. If, after the cure period, Product still fails to perform, Customer shall have the right to reject Product and return Product to Seller at Seller's expense. Any amounts paid to Seller by Customer shall be refunded to Customer within thirty (30) days after return of Product. The purchase price for such Product shall also be credited against any volumes under this Agreement.

     (d) Customer's right to inspect and test does not relieve Seller from its testing, inspection and quality control obligations.

14.  PRODUCT WARRANTIES, SERVICES AND SUPPORT

     Seller shall provide warranties and Product services and support as set forth in Exhibits C and D.

15.  INFRINGEMENT

     (a) Seller shall indemnify, defend and hold harmless Customer and its affiliates, shareholders, directors, officers, employees, contractors, and agents from all claims, suits, demands, damages, liabilities, expenses (including reasonable fees and disbursements of counsel) judgments, settlements and penalties of every kind ("Claims") arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the Products provided or the Services performed under this Agreement. Notwithstanding anything to the contrary contained in this Agreement (including, but not limited to, Section 23, INDEMNIFICATION AND INSURANCE), the provisions of this
          Section 15.(a) shall govern the rights of Customer and its affiliates, shareholders, directors, officers, employees, contractors, and agents to indemnification for Claims of infringement, misappropriation or violation of intellectual property rights.

     (b) The procedures set forth in Section 23(b) shall apply in the case of any claims of infringement, misappropriation or violation of intellectual property rights for which indemnification will be sought.

     (c) Without limitation of 15(a), if the sale or use of the Products or Services is enjoined, Seller shall, at Customer's option and Seller's expense, either:

          (1)  Procure for Customer the right to use the Products or Services;

          (2) Replace the Products or Services with equivalent, noninfringing Products or Services;

          (3)  Modify the Products or Services so they become noninfringing; or

          (4) Remove the Products or Services and refund the purchase price, including transportation, installation, removal and other incidental charges.

16.  CONFIDENTIAL INFORMATION

     (a) In order for the parties to perform their respective obligations under this Agreement, it may be necessary for either party to disclose to the other technical, Customer, personnel and/or business information in written, graphic, electronic, oral or other tangible or intangible forms including, but not limited to, specifications, records, data, computer programs, drawings, schematics, know-how, notes, models, reports and samples. Such information may contain proprietary or confidential material, or material subject to applicable laws regarding secrecy of communications or trade secrets (Confidential Information).

     (b)  Each party acknowledges and agrees:

          (1) That all Confidential Information acquired by either party from the other shall be and shall remain the exclusive property of the disclosing party;

          (2) To identify in writing as confidential or proprietary, or mark as confidential or proprietary, any information that either party deems to be Confidential Information;

          (3) That information that is disclosed orally shall not be considered Confidential Information unless it is reduced to writing or to a written summary that identifies the orally-disclosed topics to be considered as Confidential Information and such writing is provided to the recipient at the time of disclosure or within thirty (30) days thereafter;

          (4) To receive in confidence any Confidential Information; to limit access to such Confidential Information to authorized employees, agents and contractors (covered by obligations at least as restrictive as those set forth in this Section 16) who have a need to know the Confidential Information in order for the party to perform its obligations under this Agreement and who have been informed of the confidential and proprietary nature; not to disclose, reveal or divulge any Confidential Information or authorize any other person to do so except (i) as specifically approved in writing by the disclosing party or (ii) as required in connection with the due and proper performance by the receiving party of its obligations under this Agreement (which shall not be deemed to include disclosure to consultants, advisors or other third parties which are not full-time, regular employees of the receiving party);

          (5) To use such Confidential Information only for the purposes of performing their obligations under this Agreement and for such other purposes as may be agreed upon between the parties in writing;

          (6) If a receiving party receives a request to disclose any Confidential Information (whether pursuant to a valid and effective subpoena, an order issued by a court or other governmental authority of competent jurisdiction or otherwise) on advice of legal counsel that disclosure is required under applicable law, such party agrees that, prior to disclosing any Confidential Information, it shall (i) notify the disclosing party of the existence and terms of such request or advice, (ii) cooperate with the disclosing party in taking legally available steps to resist or narrow any such request or to otherwise eliminate the need for such disclosure, if requested to do so by the disclosing party, and (iii) if disclosure is required, use its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be afforded to such portion of the Confidential Information as is required to be disclosed;

          (7) Upon request of the disclosing party, to return all Confidential Information to such party, or to destroy any documents, computer media or records, in written, graphic, or other tangible form, that contain any Confidential Information;

          (8) That the obligations with respect to Confidential Information shall extend for a period of five (5) years following the date of initial disclosure of that Confidential Information, and such obligations shall extend beyond completion of the term of this Agreement; and

          (9) That nothing contained in this Section 16 shall be construed as a license or permission to make, use, or sell the Confidential Information or Products derived therefrom.

     (c) The obligations contained in this Section 16 do not apply to Confidential Information that:

          (1) As shown by reasonably documented proof, was in the receiving party's possession prior to receipt thereof from the disclosing party;

          (2) As shown by reasonably documented proof, was received by one party in good faith from a third party not subject to a confidential obligation to the other party;

          (3) Now is or later becomes publicly known through no breach of confidential obligation by the receiving party;

          (4) Is disclosed pursuant to a requirement imposed by a governmental agency or is otherwise required to be disclosed by operation of law, provided that the party receiving the request for the information has fully complied with its obligations under Section 16(b)(6);

          (5) Was developed by the receiving party without the developing persons having access to any of the Confidential Information received from the other party;

          (6) Is authorized in writing by the disclosing party to be released or is designated in writing by the source as no longer being confidential or proprietary.

     (d) It is agreed that a violation of any of the provisions of this Section 16 will cause irreparable harm and injury to the disclosing party and that party shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to seek an injunction enjoining and restraining the receiving party from doing or continuing to do any such act and any other violations or threatened violations of this Section 16.

17.  PUBLICITY AND DISCLOSURE

     Each party agrees not to provide copies of this Agreement, or otherwise disclose the terms of this Agreement, to any third party without the prior written consent of the other party; provided, however, that either party may, without obtaining the other's consent, provide copies or make disclosures to prospective purchasers of the business of such party or of any affiliate of such party; or for the purpose of obtaining third party financing; and any regulatory or judicial body requesting such information. The parties further agree to submit to one another, for written approval, all advertising, sales promotion, press releases and other publicity matters relating to the Product furnished or the Service performed pursuant to this Agreement, when its respective name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied. Any approval required under this Section shall not be unreasonably withheld or delayed by either party.

18.  COMPLIANCE WITH LAWS

     (a) Seller shall comply with the provisions of all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in manufacturing, assembling, selling and providing Product and in performing its other obligations under this Agreement, including, but not limited to, the standards promulgated under the Occupational Safety and Health Act, Executive Order 11246, as amended, Section 503 of the Vocational Rehabilitation Act of 1973, as amended, the Vietnam Era Veterans Readjustment Assistance Act of 1974, the Immigration Reform and Control Act of 1986, the Civil Rights Acts of 1964 and 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act, and all rules and regulations relative to these Acts and other applicable equal employment opportunity laws, rules and regulations, which are expressly incorporated herein by reference. Irrespective of whether a specification is furnished, if Product or containers furnished are required to be constructed, packaged, labeled, or registered in a prescribed manner, Seller shall comply with applicable federal, state or local laws. Seller shall indemnify Customer against all claims, loss or damage sustained because of its noncompliance.

     (b) If any persons furnished under the Agreement by Seller have a disability as defined in the Americans with Disabilities Act, 42 U.S.C.A. 12101 et seq. (the ADA), Seller shall, where required by Title I of the ADA and at its sole expense, provide "reasonable accommodations" that may be required under Title I of the ADA including, but not limited to, "auxiliary aids and services" to make aural, visual materials or interpreters available to individuals furnished by Seller with impairments so that such individuals are able to perform the essential functions of the job they are contracted to perform. Seller further agrees to indemnify and defend Customer for any losses, fines, reasonable attorney fees, or other penalties that may be incurred or assessed upon Customer due to Seller's failure to comply with the provisions of the Title I of the ADA with respect to the persons furnished by Seller.

     (c) Product furnished shall comply, to the extent applicable, with the requirements of the Federal Communications Commission's Rules and Regulations, as may be amended, including those sections concerning the labeling of such Product and the suppression of radiation to specified levels. If the Product generates interference harmful to radio communications, and such Product was installed in accordance with such Rules and Regulations, then Seller shall provide to Customer methods for suppressing the interference. If the interference cannot be reasonably suppressed, Seller shall accept return of the Product, refund to Customer the price paid for the Product and bear all expenses for removal and shipment of such Product. Nothing herein shall be deemed to diminish or otherwise limit Seller's obligations under the "WARRANTY" provisions of this Agreement herein or any other rights or remedies available to Customer, whether at law or in equity.

19.  FORCE MAJEURE

     (a) Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, embargo, government requirement, civil or military authority, acts of God, strikes, slowdowns, picketing, boycotts, or any other circumstances beyond its reasonable control and not involving any fault or negligence of the party affected (Condition). If any such Condition occurs, the party delayed or unable to perform ("delayed party") shall promptly give written notice to the other party. If such Condition remains at the end of thirty (30) days, the party affected by the other's delay or inability to perform ("affected party") may elect to
          (i) terminate such purchase order or part thereof, or (ii) suspend such purchase order for the duration of the Condition, and if Customer is the suspending party, buy elsewhere comparable material to that to be sold under such purchase order, and apply to any commitment the purchase price of such purchase, and require the delayed party to resume performance of such purchase order once the Condition ceases, with an option in the affected party to extend the period of this Agreement up to the length of time the Condition endured.

     (b) Unless written notice is otherwise given to the delayed party by the affected party within sixty (60) days after the affected party is notified of the Condition, (a)(ii) above shall be deemed selected.

20.  ASSIGNMENT

     (a) The rights and obligations of the parties shall neither be assigned nor delegated without the prior written consent of the other party. Such consent shall not be unreasonably withheld or delayed. However, any party may assign or delegate its respective rights and obligations, in whole or in part, to any parent, subsidiary or affiliate of that party that was such a parent, subsidiary or affiliate at the time of execution of this Agreement; provided that the assigning party gives the other thirty (30) days' prior written notice and the assignee agrees to be bound by the terms of this Agreement.

     (b) The limitation on assignment does not apply to an assignment confined solely to monies due or to become due under this Agreement, provided the party is given thirty (30) days' prior written notice of such assignment. An assignment of monies shall be void to the extent that it attempts to impose upon the party obligations to the assignee in addition to the payment of such monies, or to preclude the party from dealing solely and directly with the other in all matters, including negotiation of amendments or settlement of amounts due, or it gives rise to any additional rights or defenses available to the assignee that were not available to the other party.

     (c) If Customer sells, exchanges or otherwise disposes of all or a portion of the assets of, or Customer's interest in, any business unit in which Product are used, then Customer shall have the right, upon written notice to Seller, to assign to such third party all applicable licenses, warranties, maintenance schedules and rights granted under this Agreement with respect to such Product; provided that the third party agrees to be bound by all obligations of Customer to Seller that pertain to the Product.

     (d) Customer may assign to a leasing company Customer's right to purchase Product under the terms and conditions of this Agreement for Customer's internal use.

21.  TAXES

     Customer shall be liable for and shall reimburse Seller for payments of Federal Manufacturers' and Retailers' Excise Taxes and State and local sales and use taxes, as applicable, with respect to transactions under this Agreement. Taxes payable by Customer shall be separately stated in Seller's invoices and shall not be included in Seller's prices. Customer shall not be liable for any tax for which a valid exemption certificate acceptable to the applicable state or local taxing authorities is furnished by Customer to Seller. Customer's purchase order may provide Seller additional tax instruction as allowed by law including, but not limited to, Customer's accrual and payment of taxes and/or special jurisdictional exemptions.

22.  PLANT AND WORK RULES AND RIGHT OF ACCESS

     (a) The respective agents and employees of the parties, while on the premises of the other, shall comply with all plant rules, regulations and reasonable company standards for security, including (when required by U.S. government regulations) submission of satisfactory clearance from U.S. Department of Defense and other federal authorities concerned.

     (b) Each party shall permit reasonable access during normal working hours to its facilities in connection with the work. Reasonable prior notice shall be given when access is required.

     (c) If Seller is given access, whether on-site or through remote facilities, to any Customer computer or electronic data storage system in order for Seller to accomplish the work called for in this Agreement, Seller shall limit such access and use solely to perform work within the scope of this Agreement and shall not access or attempt to access any computer system, electronic file, software or other electronic services other than those specifically required to accomplish the work required under this Agreement. Seller shall limit such access to those of its employees who are qualified and required, subject to Customer requiring written authorization, to have such access in connection with this Agreement, and shall strictly follow all Customer's security rules and procedures for use of Customer's electronic resources. All user identification numbers and passwords disclosed to Seller and any information obtained by Seller as a result of Seller's access to and use of Customer's computer and electronic data storage systems shall be deemed to be, and shall be treated as, Customer Confidential Information under applicable provisions of this Agreement. Seller agrees to cooperate with Customer in the investigation of any apparent unauthorized access by Seller to Customer's computer or electronic data storage systems or unauthorized release of Confidential Information by Seller.

23.  INDEMNIFICATION AND INSURANCE

     (a) Seller shall indemnify, defend, and hold harmless Customer and its affiliates, shareholders, directors, officers, employees, contractors, and agents from all claims, suits, demands, damages, liabilities, expenses (including reasonable fees and disbursements of counsel), judgments, settlements and penalties of every kind ("Claims") based on
          (i) personal injury, death, or property damage to the extent any of the foregoing is proximately caused by either any defective Product provided by Seller, its officers, employees, subcontractors or agents, or by the negligent or willful acts or omissions of Seller, its officers, employees, contractors or agents, or by strict liability in tort or products liability of any other kind in connection with any Product or Services provided by Seller, its officers, employees, contractors or agents or the use, resale or distribution of any such Product or Services by Customer. The foregoing indemnity shall not apply in the case of Claims which solely arise from the negligence, misconduct or other fault of Customer. It shall apply, however, if a Claim is the result of the joint negligence, joint misconduct, or joint fault of Seller and Customer, but in such a case the amount of the Claim for which Customer is entitled to indemnification shall be limited to that portion of such Claim attributable to the negligence, misconduct or other fault of Seller. The obligations of this provision are in addition to Seller obligation to provide insurance and shall not be limited by any limitation on the amount or type of damages, compensation or benefits payable by Seller under the Worker's Compensation Acts, Longshoremen and Harborworker's Act, Disability Benefits Act or any other employee benefit act.

     (b) Customer shall promptly notify Seller in writing of any suits, claims or demands covered by this indemnity. Promptly after receipt of such notice, Seller shall assume the defense of such suits, claims, or demands. If Customer in its sole discretion so elects, Customer may also participate in the defense thereof by employing counsel at Customer's expense, without waiving Seller's obligations to indemnify, defend, and hold harmless. Seller shall not settle or compromise any claims, suits, demands, or consent to the entry of any judgment thereon without the prior written consent of Customer, not to be unreasonably withheld, and without an unconditional release of all liability by each claimant or plaintiff to Customer.

     (c) Seller agrees to maintain during the term all insurance or bonds required by law or this Agreement, including, but not limited to (i) Workers Compensation and related insurance as prescribed by the law of the state in which Seller's services are per-formed or Product are delivered; (ii) employer's liability insurance with limits of at least one million dollars ($1,000,000) for each occurrence, and (iii) comprehensive general liability insurance including products liability, and, if the use of motor vehicles is required, comprehensive motor vehicle liability insurance, each with limits of at least two million dollars ($2,000,000) for combined single limit for bodily injury, including death, and/or property damage. Seller shall cause Customer to be included as an additional insured under said policies (as "GTE Corporation and its affiliates and subsidiaries") and Customer's coverage under such policies shall be primary. Seller shall waive its rights of subrogation against Customer for Workers' Compensation claims. Seller shall, prior to rendering such services, furnish to the address specified in Section 10(c), certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage, the expiration date of each policy, and stating that no material change or cancellation of any such policy shall be effective unless thirty (30) days' prior written notice is given to Customer. Seller shall have the option, when permitted by law, to self-insure any or all of the foregoing risks.

     (d) Should Seller elect to self-insure, in lieu of Certificates of Insurance as stipulated in Section 23(c), Seller shall provide to
          Customer: (i) the self-insurance registration identification number assigned by each state in which Seller desires to provide services to Customer or manufactures Product; (ii) a letter of certification from Seller's insurance carrier or self insurance administrator that Seller is self-insured for the coverage's and amounts as stipulated in 23(c), including that Customer is an additional insured and shall be indemnified and saved harmless from all claims, suits, and liabilities as set forth within this Agreement; and (iii) a notification of the states in which Seller is provided coverage under its self-insurance.

24.  RELATIONSHIP OF PARTIES

     In providing any Services under this Agreement, Seller is acting solely as an independent contractor and not as an agent of any other party. Persons furnished by the respective par-ties shall be solely the employees or agents of such parties, respectively, and shall be under the sole and exclusive direction and control of such parties. They shall not be considered employees of the other party for any purpose. Each party shall be responsible for compliance with all laws, rules and regulations involving its respective employees or agents, including (but not limited to) employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each party shall also be responsible, respectively, for payment of taxes, including federal, state, and municipal taxes, chargeable or assessed with respect to its employees or agents, such as social security, unemployment, worker's compensation, disability insurance and federal and state income tax withholding. Neither party undertakes by this Agreement or otherwise to perform or discharge any liability or obligation of the other party, whether regulatory or contractual, or to assume any responsibility whatsoever for the conduct of the business or operations of the other party. Nothing contained in this Agreement is intended to give rise to a partnership or joint venture between the parties or to impose upon the parties any of the duties or responsibilities of partners or joint ventures.

25.  TERMINATION

     (a) Customer may terminate this Agreement without cause, effective after thirty (30) days written notice to Seller. Termination shall not affect any purchase order placed, any subordinate agreement executed prior to the date of termination, or any fully paid up license granted to Customer. Upon termination of this Agreement without cause, Customer shall not be liable to Seller, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Seller of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments made in connection with the establishment, development or maintenance of Seller's business, or on account of any other cause or thing whatsoever. The termination shall not prejudice the rights or liabilities of the parties with respect to Product sold, or any indebtedness then owing by either party to the other.

     (b) Either party may terminate this Agreement, effective immediately, without liability for said termination, upon written notice to the other party, if any of the following events occur:

          (1)       The other files a voluntary petition in bankruptcy;

          (2)       The other is adjudged bankrupt;

          (3) A court assumes jurisdiction of the assets of the other under a federal reorganization act;

          (4) A trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other;

          (5)       The other becomes insolvent or suspends its business;

          (6) The other makes an assignment of its assets for the benefit of its creditors, except as required in the ordinary course of business; or

          (7) The identity of the other's business is materially changed by sale of its business, transfer of control of its outstanding stock, merger or otherwise.

     (c) Either party may terminate this Agreement for a material breach or default of any of the terms, conditions or covenants of this Agreement by the other, provided that such termination may be made only following the expiration of a thirty (30) day period during which the other party has failed to cure such breach after having been given written notice of such breach. This subsection shall not apply to Customer's cancellations or Seller's revocations under Section 8, PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT.

26.  DISPUTE RESOLUTION

     (a) The parties desire to resolve certain disputes, controversies and claims arising out of this Agreement without litigation. Accordingly, except in the case of (i) a dispute, controversy or claim relating to a breach or alleged breach on the part of either party of the provisions of Section 16, CONFIDENTIAL INFORMATION, (ii) a suit, action or proceeding to compel Seller to comply with its obligations to indemnify Customer pursuant to this Agreement or (iii) a suit, action or proceeding to compel either party to comply with the dispute resolution procedures set forth in this
          Section 26, the parties agree to use the following alternative procedure as their sole remedy with respect to any dispute, controversy or claim arising out of or relating to this Agreement or its breach. The term "Arbitrable Dispute" means any dispute, controversy or claim to be resolved in accordance with the dispute resolution procedure specified in this Section 26.

     (b) At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any Arbitrable Dispute arising under this Agreement. The parties intend that these negotiations be conducted by nonlawyer, business representatives. The discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit.

     (c)  If the negotiations do not resolve the Arbitrable Dispute within sixty
          (60) days of the initial written request, the Arbitrable Dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. A party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this Section. Each party may submit in writing to a party, and that party shall so respond, to a Maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents and requests for admission. Each party is also entitled to take the oral deposition of one (1) individual of another party. Additional discovery may be permitted upon mutual agreement of the parties. The arbitration hearing shall be commenced within sixty (60) days of the demand for arbitration and the arbitration shall be held in Dallas, Texas. The arbitrator shall control the scheduling so as to process the matter expeditiously. The parties may submit written briefs. The arbitrator shall rule on the Arbitrable Dispute by issuing a written opinion within thirty (30) days after the close of hearings. The arbitrator shall have no power or authority to make awards or issue orders of any kind except as permitted by this Agreement and substantive law, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of this Agreement and the relevant documents. The times specified in this Section may be extended upon mutual agreement of the parties or by the arbitrator upon a showing of good cause.

          Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     (d) Each party shall bear its own cost of these procedures. A party seeking discovery shall reimburse the responding party the cost of production of documents (to include search time and reproduction time costs). The parties shall equally share the fees of the arbitration and the arbitrator.

27.  NOTICES

     (a) Any written notice either party may give the other concerning the subject matter of this Agreement shall be in writing and given or made by means of telegram, facsimile transmission, certified or registered mail, express mail or other overnight delivery service, or hand delivery, proper postage or other charges paid and addressed or directed to the respective parties as follows:

          To Seller:        At Seller's address shown on the first page of this
                            Agreement.

          To Customer:      GTE Supply
                            700 Hidden Ridge
                            Irving, Texas 75038
                            Attention: Manager-Contract Management
                                       (HQW03N75)

                            and

                            GTE Supply
                            5615 High Point Drive
                            PO Box 169001
                            Irving, Texas 75016-9001
                            Attention: Manager - Purchasing
                                       (HQA09122)

          and to the Affiliate that placed the Order if different than GTE
Supply.

     (b) Written notices for change in ownership, change in name of firm, or change in mailing address must be given by Seller by mailing to Customer within thirty (30) days of such change. Notices for change in ownership must include the names of all new owners or officers, registered agent for service of process and state of incorporation or organization.

28.  PRODUCT SAFETY NOTIFICATIONS/TOXIC SUBSTANCES

     (a) Seller will immediately notify Customer by telephone (followed by written confirmation within twenty-four hours) if Product purchased or materials used fail to comply with applicable safety rules or standards of the United States Consumer Product Safety Commission or the Environmental Protection Agency or contain a defect that presents a substantial risk to the public health or injury to the public or the environment, whether by itself or when used by Customer for its intended purpose.

     (b) Seller represents that each Product furnished by Seller is safe for normal use, is nontoxic, presents no abnormal hazards to persons or the environment, and may be disposed of as normal refuse.

29.  PRODUCT CHANGE/DISCONTINUANCE

     (a) Seller is required to give Customer advance written notice within one hundred twenty (120) days, or as soon as Seller has official release, of any technological or specification change, software/firmware revision, Product deletion or manufacturer discontinuance that would significantly impact Product operation, interchangeability with existing Product, appearance, warranty, life cycle or GTE engineering/quality approvals of any Product. Seller shall, at the time of notification, provide Customer with (i) a Product change number; (ii) a description of such change; (iii) the reason for change; (iv) a description of the impact of such change upon reliability, Product specifications, or form, fit or function; (v) proposed price impact (if any); and (vi) proposed effective date for such change and recommended implementation schedule.

     (b) If the parties fail to reach agreement on any such change in Product to be made by Seller, then, in addition to all other rights and remedies at law or in equity or otherwise, Customer shall, at no cost or liability, have the right to terminate all pending purchase orders for Product affected by such change.

     (c) Seller may discontinue the availability of Product at any time, but shall accept Orders for discontinued Product for a period of at least ninety (90) days after the effective date of discontinuation. Orders for discontinued Product shall only be accepted if delivery is requested within one hundred and eighty (180) days of the effective date of discontinuation.

     (d) Seller agrees that if the required one hundred twenty (120) days' prior written notice is not provided, Seller shall accept, at Customer's option, a Product exchange or return for all Product in Customer's inventory on the effective date of the change. Any Product returned must be unused, undamaged and in the original carton and may be returned, at Customer's option, for one hundred percent (100%) credit of the price paid or an equal dollar value exchange for any other Product offered under this Agreement.

30.  INVENTORY RETURN

     At no cost to Customer, Customer may return for refund or exchange, FOB Customer's warehouse, Product of its selection with a total dollar value of all returned or exchanged Product not to exceed [*] of the total purchase price for all Product purchased by Customer from Seller for the previous twelve (12) months excluding applicable taxes and freight charges. If Product shipped in exchange is less in dollar value than the returned Product, Seller shall issue Customer a credit for the difference in value between Product returned and the exchanged Product. Dollar value of returned or exchanged Product and overall purchases shall be calculated on the basis of actual purchase prices charged by Seller to Customer. Customer agrees to ship the returned Product and accept delivery of the exchanged Product within thirty (30) days of the Seller's acknowledgement of

     Customer's intent to exchange Product hereunder. Seller agrees to issue credit for returned Product within thirty (30) days of receipt equal to the actual purchase price of the returned Product. Product returned must be in the original carton and condition.

31.  GOVERNMENT CONTRACT PROVISIONS

     If an Order contains a notation that Product or Service is intended for use under a government contract, it shall be subject to the then current government contract provisions printed on or attached to such Order.

32.  CENTURY COMPLIANCE

     Seller agrees to comply with the provisions set forth in Exhibit I, CENTURY COMPLIANCE.

33.  STANDARDIZATION POLICIES, PROCEDURES AND TERMS

     Seller agrees to comply with Customer's standardization policies, procedures and terms set forth in Exhibit J.

34.  NONWAIVER

     Either party's failure to enforce any of the provisions of this Agreement or any purchase order, or to exercise any option, shall not be construed as a waiver of such provisions, rights, or options, or affect the validity of this Agreement or any purchase order.

35.  SEVERABILITY

     If any of the provisions of this Agreement shall be invalid or unenforceable, then such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement. The entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Seller and Customer shall be construed and enforced accordingly.

36.  SECTION HEADINGS

     The headings of the sections are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

37.  SURVIVAL OF OBLIGATIONS

     The respective obligations of the parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration, shall survive any termination, cancellation or expiration, including, but not limited to, obligations to indemnify, insure and maintain confidentiality, and continued availability of Product support.

38.  CHOICE OF LAW AND JURISDICTION

     The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction and subject to the exclusive jurisdiction of its federal or state courts in Dallas County, Texas. The application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

39.  ENTIRE AGREEMENT

     This Agreement together with its exhibits constitutes the entire agreement between the parties and cancels all contemporaneous or prior agreements, whether written or oral, with respect to the subject matter of this Agreement. Except as provided in Sections 11, PRECEDENCE OF DOCUMENTS, and
     Section 8, PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT, no modifications shall be made to this Agreement unless in writing and signed by authorized representatives of the parties.

Each party represents that it has executed this Agreement through its authorized representative:



GODIGITAL TELECOMMUNICATIONS        GTE COMMUNICATION SYSTEMS
INC.                                CORPORATION


By:   /s/ Frank I. Akers            By: /s/ Rich E. Potter

Name:     Frank I. Akers            Name:   Rich Potter

Title:    President & CEO           Title: Group Manager - Contract Management

Date:    16 April, 1998             Date: 4/23/98

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

[*]

                                   EXHIBIT B

                           PRODUCT AND SERVICE PRICES

                       GoDigital Telecommunications Inc.

                Exhibit B - GoDigital System Domestic Price List
               Effective Date 11/23/97 (Revised to add new parts)

Section A:  Product Prices

                                            -----------------------------------------------------
                                              Unit List  Suggested Contract Price per Volume (1)
-------------------------------------------------------------------------------------------------
Note            Item             P/N           Price       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
             Universal Configuration
-------------------------------------------------------------------------------------------------
        23" GDSL Shelf           990001         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        19" GDSL Shelf           990021         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     19" GDSL-8 Shelf         990071         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        Alarm Card               990002         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     Alarm and Test Card      990072         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2 CTU                990003         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL+ CTU                990053         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL+ ER CTU             990068         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL+ EC CTU             990053         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2+ CTU               990004         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-8 CTU               990073         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
             Integrated Configurations
-------------------------------------------------------------------------------------------------
        T1 LIU                   990007         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL-6 ICU Card          990008         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
             Remote Terminals and Repairs
-------------------------------------------------------------------------------------------------
        GDSL2 RTU, Outdoor       990005         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2 RTU, Door Unit     990009         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2 RTU, Indoor        990013         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL+ RTU, Outdoor       990054         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL+ RTU, Door Unit     990055         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL+ RTU Indoor         990056         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL+ ER RTU Outdoor     990069         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL+ EC RTU Outdoor     990054         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2+ RTU, Outdoor      990006         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2+ RTU, Door Unit    990010         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL2+RTU, Indoor        990014         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL6 RTU, Outdoor       990020         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL6 RTU, Indoor        990016         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-6 Doubler, Plugin   990062         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-6 Doubler, Encap    990063         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-8 RTU, w/stub       990075         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-8 RTU, w/Terminal   990076         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-8 Rptr, STR         990064         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL-8 Rptr, STR Encap   990065         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
new     GDSL-8 Rptr, ADR2, stub  990067         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
        GDSL-384 RTU, Outdoor    990019         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------
        GDSL-384 RTU, Indoor     990015         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
        GDSL-24 RT Housing       990060         [*]        [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------------------------

  (1)  Volume is a single order or a supply contract with scheduled releases.

                                   EXHIBIT C

                           PURCHASE FOR INTERNAL USE

1.   SCOPE

     If Customer issues an Order to Seller for Product or related Service for its internal use, including use whereby Customer provides services to third parties in the normal course of its business, then the terms of this Exhibit apply.

2.   LICENSE

     The terms of this license, other than subsection (a) apply to all Software, including Operating System Software.

     (a)  Grant of (other than Operating System) Software License - For Software
          -------------------------------------------------------
          other than Operating System Software, Seller grants to Customer, and to its employees, agents, and contractors, a nonexclusive, nontransferable (except as set forth in this Agreement), perpetual, worldwide, fully-paid up license to Use the Software and all updates and/or enhancements, including all media on which it may be recorded or stored. Customer shall have the right to modify the Software and shall have the right, title and interest in and to any such modifications. Customer shall have all right to use any program or Software derived from the Software and shall have the right to use the Software in connection with such derived program or Software.

     (b) Customer shall have the right, at no additional charge, to use the Software by means of remote electronic access at locations other than the locations at which the Software is stored.

     (c) The term of the licenses granted shall be effective from the date of delivery of the Software or as otherwise mutually agreed by the parties and shall remain in effect until the Use of the Software, as it may have been updated or enhanced by Seller from time to time, is permanently discontinued by Customer, unless terminated as provided herein or under the terms of an Order.

     (d) If an Order specifies that Customer's Use of the Software is limited to a designated site or a designated processor, this provision shall apply. For purposes of this provision, the term "site" shall include the term "processor," as applicable to the Order. Customer may redesignate the site at which the Software will be used, and shall notify Seller of the redesignated site and the effective date of the redesignation. Customer shall have the right to concurrently Use Software at a second site without payment of an additional amount to Seller for a period not to exceed three (3) months for the purpose of redesignating the assigned using site. For a license granted under this Agreement that limits Use to a designated site, such designated site may be transferred: (i) to a backup site if the processor at the designated site is inoperative due to malfunction, to performance of preventative maintenance, to engineering changes or to changes in features or model, until such processor is restored to operative status and processing of the data already entered in the processor at the backup site has been completed or (ii) to one other site for assembly or compilation of the Software if the specifications of the processor at the designated site are such that the Software cannot be assembled or compiled on such processor.

     (e) The type of license (standalone, concurrent, site, enterprise, etc.) subject to the grant hereunder shall be specified in an Order or schedule to this Agreement, including the applicable fee.

3.   WARRANTY - PRODUCT HARDWARE

     (a) Seller warrants to Customer that upon delivery of the Product to Customer all right, title and interest in Product Hardware will pass to Customer free of all liens, imperfections in title, claims, charges, restrictions, or other encumbrances. Seller warrants the Product Hardware except operating systems Software furnished shall be new, merchantable, free from defects in material and workmanship, fit for the ordinary purpose for which the Product Hardware is used, shall not infringe on any U.S. patent, and for the period of two (2) years from the date of shipment by Seller to Customer or to Customer's customer, shall conform to Seller's advertised and published specifications in effect at the time the warranty began. Should Seller's Product not conform to the foregoing warranties, Seller shall repair or replace the defective or nonconforming Product Hardware and reimburse Customer for all direct expenses incurred by Customer because the Product is defective or nonconforming. All warranties shall survive inspection, acceptance and payment.

     (b) During the warranty period, defective Product shall be either repaired on-site by Seller or returned to Seller for repair or replacement at no charge or cost to Customer Unless otherwise agreed by Seller and Customer, for Product that are returned to Seller for repair, Seller shall complete repairs and return repaired Product, or ship replacement Product, within twenty (20) days of receipt of defective Product at Seller's designated repair location. Customer shall bear the risk of loss or damage until Product is placed in the possession of the carrier. Customer shall bear the cost of transportation charges for shipment to Seller of Product to be repaired or replaced. For return shipments from Seller to Customer, Seller shall bear the risk of loss or damage during transit and shall prepay and bear the cost of transportation charges for shipment of Product that has been repaired or replaced. If Product returned is not defective, Seller shall promptly advise Customer in writing of this determination; in such cases, Seller shall return Product to Customer at Customer's expense and risk in its "as received" condition. If Product returned is not in warranty, Seller shall promptly advise Customer in writing of this determination; in such cases, Seller shall repair Product if so instructed by Customer in writing and charge Customer for labor, parts and shipping in accordance with Section 6, REPAIRS NOT COVERED UNDER WARRANTY, of this Exhibit.

     (c) During the warranty period, if Customer's technical personnel attempt to determine whether or not Seller's Product is the cause of service interruption and cannot identify and resolve the problem causing the interruption after communicating with Seller's technical personnel via telephone or other suitable means, and the service interruption still exists, then Customer may request, and Seller shall begin on-site repairs as soon as possible, but in no event later than one (1) business day after receiving Customer's request. Such on-site repairs by Seller shall be at no charge to Customer. Seller shall have the option to replace Product rather than to perform on-site repair.

     (d) During the warranty period, if the service interruption still exists after compliance with (c) above, and the service interruption is caused by either Seller's defective Product and/or Seller's Product that does not conform to Seller's written specifications, and Seller has been given a reasonable time frame, as determined by Customer, to correct the service interruption, Customer may return Product to Seller and receive a refund or credit, at Customer's option, for the total purchase price.

     (e) Any replacement, repair, modification, installation or other service performed by Seller shall be warranted, commencing with the date upon which repaired Product is returned to Customer, for the remainder of the unexpired period of the warranty or ninety (90) days whichever is greater.

     (f) The warranties do not extend to Product to the extent that such Product has been subjected to misuse, neglect or abuse not caused by Seller or been used in violation of the approved written instructions furnished to Customer prior to the delivery of the Product, and such action is the cause of the damage or malfunction.

4.   WARRANTY - SOFTWARE

     (a) Seller warrants that Customer shall have quiet enjoyment of the Software and that the Software and Customer's Use, shall be free from claims of infringement, misuse or misappropriation of any intellectual property right during the term of Customer's license to Use the Software. As to Software which Seller does not have title, Seller warrants that it has rights in the Software sufficient to permit the license of the Software to Customer and that Seller has full right, power and authority to license the Software and other rights granted hereunder to Customer.

     (b) Seller also warrants that the media containing the Software will be free from defects in material and workmanship and that all related services provided by Seller shall be rendered by qualified personnel who will perform the tasks assigned consistent with good professional practice and the state of the art involved.

     (c) Seller also warrants that there are no copy protection or similar mechanisms within the Software which will, either now or in the future, interfere with the grants made in this Agreement.

     (d) Where Software is intended to be used in transaction processing or in the public switched network, Seller represents that nothing in the Software precludes Customer from integrating a network management solution (including transaction processing and network monitoring) with the Software.

     (e) For the period of two (2) years, beginning with the effective date of license of the Software, Seller warrants that the Software will perform in accordance with the Specifications for the Software, provided the Software is operated in accordance with the terms of this Agreement, including any Order. Seller assumes no product liability for the Software if it is installed on a platform not supported by Seller. If within ninety (90) days subsequent to the expiration of the warranty period Seller has not repaired the Software to perform in accordance with the Specifications for any exception communicated in writing by Customer to Seller during the warranty period, Customer may terminate this Agreement or Order and Seller shall refund to Customer the amount paid to it for the nonconforming Software.

     (f) After the first year, Seller warrants that if any portion of the Software is or becomes unusable, totally or in any respect, Seller will correct errors, defects and nonconformities and restore the Software to error-free conforming condition without additional charge to Customer.

5.   CONTINUING AVAILABILITY OF SERVICE AND PARTS

     (a) Seller shall, if requested by Customer, provide Customer with maintenance service, repair service and parts for Product Hardware and Software, for a period of five (5) years after Product Hardware and Software have been discontinued by the manufacturer. If Seller is unable to supply such services and/or parts or Seller is unable to obtain an alternative source to provide such services and/or parts for Customer, then such inability shall be considered noncompliance with this clause and Seller shall, without obligation or charge to Customer, provide Customer with drawings or other documents required to either manufacture or buy such parts and the technical information or any other rights necessary for Customer to manufacture or obtain such parts from other sources, together with a nonexclusive license to manufacture or purchase such parts for the purpose of supporting Customer's customer base.

     (b) The technical information shall include, by example and not by way of limitation:

          (1) Manufacturing drawings and specifications of materials and parts comprising the replacement and repair parts and components;

          (2) Manufacturing drawings and specifications covering special tooling and operation;

          (3) A detailed list of all commercially available parts and components purchased by Seller on the open market, disclosing the part number, name and location of the supplier and price lists for the purchase; and

          (4) One complete copy of the source code used in the preparation of any software licensed or otherwise acquired by Customer from Seller, provided however, that such source code shall remain the property of Seller and shall be separately licensed to Customer for Customer's possession and use exclusively for maintenance of Customer's and Customer's customers' Product.

     (c) Notwithstanding the above, Seller shall not be under any obligation to provide source codes for any licensed program for which Seller either
          (i) does not own the source code or (ii) does not have rights to disclose such source code. In either event, Seller shall disclose its licensor or owner of said source code.

     (d) Certain Product application software is subject to a licensing agreement and is sublicensed to Customer or end users. In the event of the inability to provide updates or continuing support of the application software at a reasonable cost, Seller shall assist Customer in locating an alternative source.

6.   REPAIRS NOT COVERED UNDER WARRANTY

     (a) Repair charges for Product Hardware out of warranty shall be as specified in Attachment A and shall not be changed by Seller without written notice to Customer thirty (30) days in advance of such change, which must be mutually agreed upon by both parties.

     (b) Defective Product Hardware out of warranty may be returned to Seller for repair or replacement. Unless otherwise agreed by Seller and Customer, Seller shall complete repairs and ship repaired Product Hardware, or at Customer's option, replacement Product, within twenty
          (20) days of receipt of defective Product Hardware at Seller's designated repair location. Customer shall bear the risk of loss or damage of Product and shall prepay and bear the cost of transportation charges for shipment to Seller of Product to be repaired or replaced. For return shipments from Seller to Customer, Seller shall bear the risk of loss or damage during transit and shall prepay and bear the cost of transportation charges for shipment of Product that has been repaired or replaced. If Seller determines Product returned is not defective, Seller shall promptly advise Customer in writing of this determination; in such cases, Seller shall return Product to Customer in its "as received" condition. If Seller determines that a returned Product is irreparable, Seller shall promptly notify Customer.

     (c) Any replacement, repair, modification, installation or other service performed by Seller shall be warranted, commencing with the date upon which repaired Product is returned to Customer, for a period of ninety
          (90) days.

7.   PRODUCT REPAIR RETURN

     (a) Customer will contact Seller to receive a Return Material Authorization (RMA) number, and may provide to Seller an Equipment Repair Order (ERO) number and/or a purchase order pack list number when returning Product Hardware to Seller for repair.

     (b) Customer shall furnish the following information with Product returned to Seller for repairs:

          (1)  Customer's name and complete address;

          (2) Name(s) and telephone number(s) of Customer's employee(s) to contact if there are questions about Product to be repaired;

          (3) "Ship to" address for return of repaired Product, if different from (1);

          (4)  A complete list of Product returned;

          (5)  The nature of the defect or failure, if known; and

          (6)  Product warranty status.

          (7) All Product shipped to Seller for repair must be returned in the original shipping packaging or the equivalent in order to avoid damage during shipping.

     (c) All Product shipped to Seller for repair shall have repair tags attached that are supplied by Seller free of charge or by Customer, which shall contain the above stated information.

     (d) Product repaired by Seller shall have the repair completion date stenciled or otherwise identified in a permanent manner in a readily visible location on Product and the repaired Product shall be returned with a tag or other papers describing the repairs that have been made. If Seller maintains statistical records for repaired Product, the information shall be made available to Customer upon request.

8.   EMERGENCY REPLACEMENT SERVICE

     (a) If a failure that causes a customer service impairment to Customer, which failure is caused by Product or Software furnished under this Agreement, Seller agrees to ship replacement Product or Software by the most expedient means available, within twenty-four (24) hours of written notification by Customer. The charge for this expedite service shall be as follows:

          (1) If the defective Product or Software is in warranty or is covered under a maintenance agreement, Seller shall ship new replacement Product at no charge. If the defective Product or Software is not returned to Seller within sixty (60) days from the date of shipment of the new replacement Product or Software, Seller may invoice Customer for such new replacement Product or Software at Seller's then current price listed in Exhibit B.

          (2) If the defective Product or Software is out of warranty and is not covered under a maintenance agreement, Seller shall ship new replacement Product or Software and may invoice Customer at Seller's current price listed in Exhibit B.

     (b) In order to schedule shipment of replacement Product, Customer may telephone Seller. This service shall be available from Seller seven
          (7) days a week, twenty-four (24) hours a day. As specified in Attachment B, Customer may contact Seller at the telephone numbers listed during normal working hours and after normal working hours.

9.   TECHNICAL SUPPORT FOR PRODUCT

     (a) Seller shall make available to Customer telephone technical support twenty-four (24) hours a day, seven (7) days a week. There shall be no charge for such technical support during the warranty period or if Product is covered by Seller's maintenance plan. Technical support and services shall include, but not be limited to, the provision of the following services:

          (1) Distribution of a master Seller's escalation matrix and ongoing updates. This matrix must include names, titles and telephone numbers of individuals within Seller's technical support organization for problem response escalation by Customer.

          (2) Distribution, to personnel designated by Customer, of a monthly activity summary report listing the number of times Customer's personnel contacted Seller's technical support throughout the month, with the date and time of contact, disposition of the call and the source of any identified problems.

          (3) Assistance in the diagnosis and resolution of hardware and software problems and in the analysis of maintenance indices. Also assistance in expediting priority replacement parts or systems required on an emergency basis.

          (4) Assistance in the support of the initial implementation of newly developed Product and during installation of significant Product updates and/or changes.

          (5) Support in the preparation and analysis of failure and discrepancy reports, as required.

          (6) Cooperation in providing guidelines and documentation to ensure the necessary tracking and resolution of engineering, installation and service complaints.

     (b) When Customer contacts Seller for technical support, Seller must provide caller with a control number if resolution cannot be completed over the telephone. Seller shall provide the caller a verbal status, disposition or resolution of the reported problem within two (2) hours of notification. At the discretion of Customer, the problem may be escalated in accordance with Seller's escalation matrix.

     (c) Seller's technical support shall use best efforts to meet the following emergency resolution intervals:

          (1)  Total Outage -                   2 Hours
               Product has stopped
               performing the function for
               which it was purchased
               (providing no service).

          (2)  Safety Hazard -                  2 Hours
               Product has a defect
               that may pose a safety hazard
               to employees or customers.

          (3)  Partial Outage -                 4 Hours
               Product is providing
               limited service for which it
               was purchased.

          (4)  Loss of Redundancy -             24 Hours
               Any redundant part of the
               Product is operating
               in a simplex mode.

          (5)  Customer-Affecting Trouble -     72 Hours
               Product is providing
               the service for which it was
               purchased; however, at times
               that service deteriorates.

10.  ON-SITE ASSISTANCE

     (a) Prior to any on-site assistance, the solution to specific problems shall be discussed and resolved, whenever possible, by telephone, as outlined in Section 10, TECHNICAL SUPPORT FOR PRODUCT, of this Exhibit. If requested by Customer, Seller agrees to furnish on-site assistance in a time frame as mutually agreed by the parties and in accordance with Seller's prevailing rates, a current copy of which is included as Attachment C. If Product deficiency is the fault of Seller, than on-site assistance shall be at no charge.

     (b) In cases of out-of service emergencies, Customer-affecting failures and/or when other critical factors apply, Seller agrees to provide on-site assistance within four (4) hours of Customer request, within the limits of available transportation.

     (c) When requested, Seller shall provide a qualified individual familiar with Product, at no expense, for a period of one (1) day at the first installation in each Customer site of newly developed Product or Product enhancement, updates or changes. Total period shall not to exceed thirty (30) days per year.

     (d) Seller shall provide, at no additional charge: (i) such assistance and advice, as may be reasonably requested by Customer necessary to assist in the use of the Product and (ii) such training as it normally provides without charge to users of the Product.

11.  PRODUCT DOCUMENTATION

     (a) During the term of this Agreement, Seller shall support Product by maintaining and providing, at no charge, documentation, preferably in a machine readable format, on the following:

          (1)  Administration;

          (2)  Features and technical specifications;

          (3)  Installation and testing;

          (4)  Operations, provisioning and translations;

          (5)  Test and acceptance;

          (6)  Maintenance and diagnostics;

          (7) Other mutually agreed to documentation deemed necessary by Customer to support the maintenance and operation of Product.

     (b) Seller shall maintain a record of Product documentation that has been distributed among Customer's personnel and provide updates, at no charge, in accordance with that record.

     (c) Seller hereby grants to Customer a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of Seller's Product documentation. Such reproduction shall be for Customer's own use and Customer shall protect the confidentiality of such information.

12.  SOURCE CODE

     In the event that Seller becomes insolvent, ceases to carry on business on a regular basis or fails to perform its obligations hereunder, and during a period of thirty (30) days thereafter Seller (or some other financially and technically responsible successor in interest acceptable to Customer which assumes in writing Seller's obligations hereunder) does not continue to perform such obligations, then (i) Seller or others acting on behalf of Seller, shall furnish to Customer all source programs, technical documentation and other information (SOFTWARE Source Materials) required for maintenance, modification or correction of the most current version of the SOFTWARE provided to Customer and (ii) Seller will be deemed to have granted to Customer a perpetual right to use the SOFTWARE and the SOFTWARE Source Materials under the terms and conditions of this Agreement or Order. Should Customer's Use of the SOFTWARE Source Materials involve use or copying of copyrighted material or the practice of any invention covered by a patent, Seller shall not assert such copyright or patent against Customer.

13.  SUBCONTRACTING

     Customer reserves the right to enlist contractors for engineering, installation or maintenance services with respect to Seller's Product.

                                 ATTACHMENT A

                                REPAIR CHARGES


     Out Of Warranty Repair [*] plus parts.

     No Trouble Found For "In Warranty Repairs" [*].

                                 ATTACHMENT B

                       SELLER'S HOURS/TELEPHONE CONTACT


     8:00 am to 6:00 pm Pacific Time (With voice mail backup and next morning response)

     Telephone 800-297-2424 or 510-226-8289

     Fax 510-226-8785

     Internet: www.goditigal.com

                                 ATTACHMENT C

                            ON-SITE ASSISTANCE RATE


Technical Support

     Field Support [*] plus travel and lodging

                                   EXHIBIT D

                              PURCHASE FOR RESALE

1.   SCOPE

     If Customer issues an Order for Product or related Service for resale to other customers, the terms and conditions of this Exhibit apply.

2.   SOFTWARE LICENSE

     Seller shall license to Customer's customers under the following terms:

     (a) Except for Operating System Software, Seller shall grant to Customer's customers, and for its employees, agents, and contractors, a nonexclusive, perpetual, fully paid-up license to Use the Software and all updates and/or enhancements, including all media on which it may be recorded or stored. Customer's customers may be required to execute a separate software license agreement furnished by the software provider. If so, the terms and conditions of said separate agreement take precedence over the terms and conditions of this software section.

     (b) The price set forth in an Order under this Agreement or in Exhibit B includes the fee for the Software furnished and the license obtained for Customer's customers.

3.   PRODUCT WARRANTIES AND CLAIMS

     (a) Seller warrants that it has or will pass title, free of all liens and encumbrances, to all Product that are sold or leased to Customer and to Customer's customers.

     (b) Seller will provide a one (1) year warranty to Customer customers from the time of customer's acceptance. Such warranty will be consistent with Exhibit C, Section 3 and Section 4.

4.   TRADEMARK LICENSE

     Seller grants to Customer the nonexclusive right to use Seller's trade names and trademarks in marketing Seller's Product. If Seller's trade names and trademarks are registered in the United States, Customer agrees to designate the Product properly and depict the marks accurately.

5.   PRODUCT LITERATURE

     (a) Seller agrees to provide Customer with reasonable amounts of Product literature, at no additional charge, to properly support Seller's Product.

     (b) Seller hereby grants to Customer a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of Seller's Product brochures, or to incorporate portions of Seller copyrighted material in Product brochures or advertising material composed by Customer, provided that Customer shall submit such material composed by Customer that incorporates such Seller copyrighted material for Seller's prior approval, which approval shall not be unreasonably withheld. Such reproduction shall not apply to proprietary and/or confidential information and shall be subject to all applicable copyright laws.

6.   COOPERATIVE ADVERTISING

     During the term of this Agreement, Seller shall work in good faith with Customer to develop a mutually agreed upon program of cooperative advertising and/or joint promotion.

7.   SUPPORT SERVICES

     (a) If Customer itself provides warranty and post warranty support Services to its customers, then Seller shall continue to provide at least those Product support Services described in Sections 3., 4., 5., 6., 7., 8., 9., and 12 of Exhibit C, Purchase for Internal Use, with respect to resale products. Such Services of Seller shall be in addition to any warranty related Services available to Customer's customers directly from Seller under Section 3(b) of this Exhibit, and shall facilitate Customer's ability to provide support to its customers. Seller's obligation to provide such Services, as distinguished from its service obligation under the warranty provided for in Section 3(b), shall extend only to Customer.

     (b) If such an end user warranty is not provided by Seller, such Seller support Services described in Exhibit C, Purchase for Internal Use, shall, nevertheless, be provided to Customer to facilitate Customer's ability to provide customer support.

     (c) Such warranty and post warranty support Services may include, but is not limited to, the following:

          (1)  Telephone technical support/help desk for Product;

          (2)  Product repair (to include parts);

          (3)  Coordination of warranty related Product returns to Seller;

          (4)  Providing extended support beyond Product discontinuance; and

          (5)  Product installation

     (d) Any charges to Customer's customers for support or other Services sold by Customer to Customer's customers shall be determined by Customer in its sole discretion.

                                   EXHIBIT E

                        SIGNATURE PAGE FOR ATTACHMENTS

The following Attachments listed below contain additional provisions which if selected (by each party initialing the appropriate space) shall be made a part of this Agreement.


  XX    EDI TRADING AGREEMENT
------


______  BAR CODE PROGRAM


  XX    TRAINING
------


By signing below, the parties agree to incorporate into this Agreement the selected Attachments.

GODIGITAL TELECOMMUNICATIONS        GTE COMMUNICATION SYSTEMS
INC.                                CORPORATION


By: /s/ Frank I. Akers              By: /s/  Rich E. Potter

Name: Frank I. Akers                Name: Rich Potter

Title: President & CEO              Title: Group Manager -
                                           Contract Management

Date: 16 April, 1998                Date: 4/23/98

                                 ATTACHMENT 1

                            EDI  TRADING AGREEMENT

1. At CUSTOMER's option, the parties agree to develop an Electronic Data Interchange (EDI) for the electronic communication of purchase orders, acknowledgements, subsequent invoicing or other data (DOCUMENTS). All exchanged DOCUMENTS shall be channeled through one or more Third Party Networks (TPNs) by one party to the other. Each party will arrange and pay its own expenses for the transmission of electronic DOCUMENTS. Either party may change its TPNs with thirty (30) days' prior written notice to the other. Each party agrees to provide the other access codes necessary to establish connections. Each party shall adopt reasonable security procedures to ensure that (i) DOCUMENTS transmitted electronically are authorized; (ii) its business records and data are protected from improper use; and (iii) the security of access codes and electronic identification codes is maintained. Prior to the performance of any new transmission of DOCUMENTS under this Agreement, SELLER agrees to review and then perform, to the best of its capabilities, in accordance with the instructions provided in CUSTOMER's Implementation Guidelines. As determined by CUSTOMER and SELLER, there may be a period during which the parties test and resolve any operational issues.

2. At the option of the sending party and if the sending party has the capacity to receive acknowledgements electronically, then, upon receipt of a DOCUMENT, the receiving party shall promptly issue an acknowledgement to the sending party solely for the purpose of acknowledging receipt of the DOCUMENT. Otherwise, the receiving party shall provide written acknowledgements to the sending party. If any transmitted DOCUMENT is received in an unintelligible or garbled form, the receiving party shall promptly notify the sending party (if identifiable from the received DOCUMENT) in a reasonable manner. In the absence of such notice, the sending party's records of contents of such DOCUMENT shall control.

3. For Electronic Funds Transfer (EFT), CUSTOMER agrees to electronically transfer funds, as appropriate, to the financial institution and bank account number shown in Attachment A to this Exhibit D, as the same may be modified from time to time by SELLER upon notice to CUSTOMER within fourteen (14) days of the effective date of such modification. CUSTOMER will make payments in accordance with the National Automated Clearing House Associations (NACHA) Corporation Trading Rules. CUSTOMER's process is governed by and in accordance with Article 4A of the Uniform Commercial Code. CUSTOMER will not be responsible for any loss that may arise by reason of error, mistake or fraud regarding SELLER's information provided in Attachment A. Further, CUSTOMER will be responsible for loss of data only when it is due to the sole negligence of CUSTOMER or its originating bank.

4. The parties agree that a DOCUMENT properly transmitted electronically, including a party's identification, shall be the same as a signed writing, created in the ordinary course of the sending party's business, at or near the time of the events recorded, and transmitted by a person with knowledge of the events. When the DOCUMENT is printed from the electronic records, the DOCUMENT shall be considered an original document. Neither party shall contest the validity of the DOCUMENT on the grounds that it fails to meet the common law statute of frauds or the statute of frauds found in Section 2-201 of the Uniform Commercial Code, that it fails to meet the business records exception to the hearsay rule or that it fails the best evidence rule because it is not an original document.

5. For matters pertaining to the technical administration of EDI transactions, the parties shall contact the individuals listed below:

     CUSTOMER:                           SELLER:

     GTE Supply
     5615 High Point Drive
     P. O. Box 169001
     Irving, Texas 75016-9001

     Attention: Section Manager-
                Application Development-Information Technology
                HQA03P03

                                 ATTACHMENT A

                                EFT INFORMATION


  SELLER'S COMPANY
  ----------------

  Name:                         GoDigital Telecommunications Inc.
                                ---------------------------------

  Address:                      41305 Albrae Street
                                ---------------------
                                Fremont, CA 94538
                                ---------------------
                                _____________________
                                _____________________
                                _____________________

  EFT Contact Name:             Gary Lewis
                                ---------------------

  EFT Contact Telephone No:     510-226-8289
                                ---------------------

  EFT Payments extended by:     Five (5) days
  (EFT payment days will be added to existing payment due dates to neutralize check float.)

  Remittance Method (Please check one of the following):
                    ___  EDI ANSI 820 sent to SELLER'S bank with payment
                    ___  EDI ANSI 820 sent to SELLER'S company's EDI mailbox
                    ___  Fax remittance to  (___) ____-_______
                     X   Paper remittance sent to existing remittance address
                    ---

  SELLER'S FINANCIAL INSTITUTION
  ------------------------------

  Bank Name:                    Silicon Valley Bank
                                -----------------------

  Address:                      3003 Tasman Drive
                                -----------------------
                                Santa Clara, CA 95054
                                -----------------------
                                _______________________
                                _______________________

  Bank Calling Office:          _______________________

  Bank Contact Telephone No:    408-654-7380
                                -----------------------

  Bank Transit Routing No:      121140399
                                -----------------------

                                EFT INFORMATION


  SELLER's EFT Bank Account No
  to Receive Payments:               3300018536
                                     -----------------------------

  Bank Account Name:                 GPDigitall Telecommunications
                                     -----------------------------

  ACH Format SELLER's Bank
  Accepts (CTX or CCD+):             CCD+
                                     -----------------------------

  Combine EFT Remittance
  with ACH:                          Yes
                                     ---------------------(Yes/No)

  SELLER's Financial Institution should be consulted since EFT transmission formats are influenced by SELLER's bank capability to receive electronic payments.

  The above EFT payment instructions are authorized, and the terms and condition stated in this Agreement (Number C981105PC00I) are accepted by:
                                   ------------

  /s/ Gary Lewis                4/16/98
  -------------------------     -------------------------
  Signature                     Date

  Gary Lewis                    Corporate Controller
  -------------------------     -------------------------
  Printed Name                  Company Title

                                  ATTACHMENT 2

                         TRAINING TERMS AND STANDARDS

1. SELLER shall provide qualified instructors and the necessary instruction material, as mutually agreed upon, to train CUSTOMER's personnel in the marketing, installation, database preparation and administration, operation, and maintenance of PRODUCT furnished in a cost effective manner.

2. SELLER shall also establish and/or maintain curricula to include, but not limited to, the following:

     1. PRODUCT overview and introduction (e.g., features, functions, benefits, nomenclature, architecture);

     2.   Engineering, installation and maintenance;

     3.   Basic operation and administration;

     4.   Sizing, configuration and PRODUCT ordering;

     5.   Planning and budgetary guidelines; and

     6.   Other subjects deemed necessary by CUSTOMER to support the PRODUCT.

3. SELLER shall change, modify, update and/or add training programs as new PRODUCT features/releases are made available.

4. SELLER shall maintain a technical training facility and provide CUSTOMER a course listing of all training courses available to CUSTOMER, notify CUSTOMER of any curriculum changes and identify those courses that are critical in the support of the PRODUCT. Training shall be offered on a regular basis and SELLER shall attempt to meet any reasonable request for additional or unscheduled training required by CUSTOMER. Additional courses may be scheduled with sixty (60) days prior written notice.

5. SELLER shall offer to CUSTOMER one (1) training class at no additional cost, for every [*] purchased/licensed by CUSTOMER from SELLER during each year of this Agreement. CUSTOMER shall bear the cost of transportation, meals, lodging or any other incidental expenses of CUSTOMER personnel to, from and during training. All charges for training, over and above that offered at no charge, shall be as shown in Attachment I. Prices shall not be changed by SELLER without written notice to CUSTOMER sixty (60) days in advance of such change, and must be mutually agreed upon by both parties.

6. SELLER agrees to extend an additional [*] discount on SELLER'S PRODUCT purchased by CUSTOMER for the sole purpose of training CUSTOMER employees on the use of the PRODUCT.

7. SELLER shall, at no charge to CUSTOMER, provide copies of all training materials to the CUSTOMER's training department for review of quality and applicability to CUSTOMER's training requirements. SELLER shall provide a plan for the correction of deficiencies identified in such review.

8. If requested by CUSTOMER, SELLER shall, at a mutually agreeable cost, conduct "Train the Trainer" classes on sales, installation, maintenance, and engineering of SELLER's PRODUCT for CUSTOMER instructors, at a mutually agreed upon location.

9. SELLER shall provide, upon CUSTOMER request, one master (camera ready) copy of any sales, installation, maintenance, and engineering courseware required for CUSTOMER's instructors to train on SELLER's PRODUCT. The courseware shall contain an instructor guide, student materials and any additional aides required to present the course. These master copy materials shall be provided at no cost. SELLER shall provide CUSTOMER with reproduction rights for these materials. These materials shall not be distributed to any non CUSTOMER organization.

10. CUSTOMER may audit SELLER conducted training to ascertain if the materials are presented in a quality manner. The costs of such audits shall be at no charge. Any recommendations offered by CUSTOMER shall be incorporated for future training classes in a timely manner.

11. SELLER certified CUSTOMER instructors shall be afforded the same consideration as SELLER's instructors in regard to course modifications and updates. SELLER shall assure that CUSTOMER's instructors have the same updated material as SELLER's instructors.

12. SELLER shall provide CUSTOMER's instructors, at no cost, technical/operational support in the form of reasonable telephone consulting assistance relating to the content of courseware.

13. SELLER shall provide, at the actual cost of reproduction, copies of all training materials required to support CUSTOMER's embedded base of PRODUCT that SELLER may have declared as discontinued or obsolete.

     $100.00 per hour plus travel and lodging

                                 ATTACHMENT I

                                TRAINING RATES

     [*] plus travel and lodging

                                   EXHIBIT F

                   SUPPLIER WBE/MBE/SDV EXPENDITURES REPORT

Instructions

1. Please read the instructions below thoroughly and then provide all information requested. All dollar values should be reported in thousands of dollars ($000). Should you have any questions, please call 972/751-4473 (Bernadette Threets).

     Refer to Attachment F-1 to identify the fields in these instructions.

2.   Supplier Information (Header)

     (a)  Provide a complete supplier name and address for your company.

     (b) Provide the general type of products/services provided by your company and/or, if applicable, the particular division.

     (c) Provide the name and phone number of the person within your company responsible for the reporting information who may be contacted should there be questions about the information.

3.   State Reported

     (a) Identify each state to which product is shipped or services are performed. A separate form should be used for each state. If the information cannot be provided by state, so indicate by placing "All" in the blank provided.

4.   Service/Product Type

     (a)  The general categories being reported include the following:

          (1)  "Construction"      outside plant/cellular site construction and
                                   maintenance general building
                                   construction/civil work/engineering
                                   architectural services/installation.

          (2)  "Commodities"       cable/wire/fiber optics tools outside plant
                                   material/equipment special needs (i.e., TDD) telecommunications equipment/products radio/transmission equipment/products power equipment/products test equipment building materials & hardware computer hardware/software vehicle/transportation products non-telecommunication equipment/products office supplies/equipment
                                   (i.e., paper, paper products, ink & printing supplies) promotional items/signs.

          (3)  "Other Services"         equipment rehab or assembly equipment
                                        repair/maintenance/installation
                                        computer/office equipment maintenance
                                        equipment leasing & rental vehicle
                                        services general building maintenance
                                        printing and graphics services telephone booth installation & maintenance transportation-ground/sea/rail/air.

          (4)  "Services Professional"  advertising/marketing
                                        architectural/interior design
                                        catering/vending events collection
                                        agencies/centers consulting services
                                        temporary labor services legal services
                                        other professional services
                                        training/lectures/education engineering
                                        services health care ravel services

          (5)  "Major Equipment"        switching/central office
                                        telecommunications network equipment
                                        radio/cellular network

          (6)  "Other"                  Any product/service that do not fall
                                        into the categories identified above.

          For each general category above, provide "MBE/WBE/SDV expenditures" for each ethnic classification.

          Provide a brief description of the "Other" product/service category.

Refer to Attachment F-2; As with Attachment F-1, please use a separate form for each state. The information provided on this sheet should match the information provided for the corresponding state on Attachment F-1.

                                ATTACHMENT F-1

                   Supplier WBE/MBE/SDV Expenditures Report
                      For Goods/Services Purchased by GTE

-------------------------------------------------------------------------------------------------------------------------------
Supplier:                                                                 Division/Product:
-------------------------------------------------------------------------------------------------------------------------------
Address:                                                                  Contact Name:
-------------------------------------------------------------------------------------------------------------------------------
City, State, Zip Code:                                                    Contact Phone #:
===============================================================================================================================
     STATE REPORTED            Construction  Commodities  Other Services  Professional  Major Equipment  Other**  Totals
===============================================================================================================================
African American Male
-------------------------------------------------------------------------------------------------------------------------------
African American Female
-------------------------------------------------------------------------------------------------------------------------------
Asian American Male
-------------------------------------------------------------------------------------------------------------------------------
Asian American Female
-------------------------------------------------------------------------------------------------------------------------------
Hispanic American Male
-------------------------------------------------------------------------------------------------------------------------------
Hispanic American Female
-------------------------------------------------------------------------------------------------------------------------------
Native American Male
-------------------------------------------------------------------------------------------------------------------------------
Native American Female
-------------------------------------------------------------------------------------------------------------------------------
Non-Minority Female (WBE)
-------------------------------------------------------------------------------------------------------------------------------
Service Disabled Veteran
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL
===============================================================================================================================

Quarter and Year Reported:______________________________

WBE/MBE/SDV Expenditures Report should be completed on a quarterly basis and returned to GTE as indicated below:

1/st/ Qtr due May 15/th/            3/rd/ Qtr due Oct 15/th/
2/nd/ Qtr due July 15/th/           4/th/ Qtr due Jan 15/th/

Reports should be returned on or before the due date to the following address: GTE Supply
         PO Box 169001
         Irving, TX 75016-9001
         MC: HQA06R01

* Each state should be reported on a separate form. Please provide specific subcontractor information on Attachment F-2.
** Describe "Other":____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


The information provided above is based solely on WBE/MBE/SDV goods and/or services specifically purchased by GTE.


_______________________________________________
(Signature of Authorized Company Representative)

                                ATTACHMENT F-2

                    Supplier WBE/MBE/SDV Expenditure Report

Supplier Name:_____________________________________

State Reported:___________________________

Qtr. & Yr. Reported:______________________

Instructions:

Please provide information detailing the name, address, & contact of the minority firms reported on Attachment F-1. List the *ethnic categories (African American Male, Asian American Female, etc.) & the **type of service provided (Construction, Commodities, Equipment, etc.) If additional space is needed, please copy this form for multiple page use or call 972/751-4473 for extra copies.

--------------------------------------------------------------------------------------------------------------------------------
     1         Subcontract's Company Name             City & State                  Contact Name              Telephone $
--------------------------------------------------------------------------------------------------------------------------------
          ----------------------------------------------------------------------------------------------------------------------
                  * Ethnicity & Gender         ** Type of Service Provided       $$ Paid this Quarter      Cumulative $$ YTD
          ----------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
     2         Subcontract's Company Name             City & State                  Contact Name              Telephone $
--------------------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------
                 * Ethnicity & Gender          ** Type of Service Provided       $$ Paid this Quarter      Cumulative $$ YTD
          ----------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
     3         Subcontract's Company Name             City & State                   Contact Name             Telephone $
--------------------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------
                 * Ethnicity & Gender          ** Type of Service Provided       $$ Paid this Quarter      Cumulative $$ YTD
          ----------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
     4         Subcontract's Company Name             City & State                  Contact Name              Telephone $
--------------------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------
                 * Ethnicity & Gender          ** Type of Service Provided       $$ Paid this Quarter      Cumulative $$ YTD
          ----------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
     5         Subcontract's Company Name             City & State                  Contact Name              Telephone $
--------------------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------
                 * Ethnicity & Gender          ** Type of Service Provided       $$ Paid this Quarter      Cumulative $$ YTD
          ----------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT G

                   SHIPPING AND CARRIER ROUTING INSTRUCTION

                                   EXHIBIT G
                 GTE SHIPPING AND CARRIER ROUTING INSTRUCTION
                                 (APRIL, 1997)

                                   EXHIBIT G

                 GTE SHIPPING AND CARRIER ROUTING INSTRUCTION

                               TABLE OF CONTENTS

                                                                    PAGE
      1.  PURPOSE                                                      1

      2.  NOTICE                                                       1

      3.  BILL OF LADING                                               1

      4.  PALLETIZATION                                                2

      5.  PACKING LIST                                                 2

      6.  PACKAGE LABELING/INSTRUCTION                                 3

      7.  EXTERNAL PACKAGING                                           3

      8.  FREIGHT TERMS                                                3

      9.  CARRIER ROUTING INSTRUCTION UTILIZING CALIBER                4

     10.  CARRIER ROUTING INSTRUCTION WHEN NOT UTILIZING CALIBER       5

     11.  AUTHORIZED CARRIERS                                          8

          ATTACHMENT A: 42 X 42 INCH PALLET

          ATTACHMENT B: GTE REGIONAL ROUTINGS

                                   EXHIBIT G

                 GTE SHIPPING AND CARRIER ROUTING INSTRUCTION

As directed by purchase order a more specific set of instructions may be provided for some shipments.

The following instructions will reduce cost, save time in receiving and assure timely payment of invoices.

1.   PURPOSE

     The purpose of these instructions is to provide information and guidelines for shipments to CUSTOMER. Use of these instructions will assist CUSTOMER to meet its goals and complete shipments on-time, damage free at the lowest cost.

     These instructions are meant to aid both CUSTOMER and SELLER. If SELLER has recommendations for improvements, SELLER should contact CUSTOMER.

2.   NOTICE

     SELLER is responsible for complying with these instructions. Deviation from these instructions requires prior authorization from CUSTOMER or be reflected on the purchase order. CUSTOMER reserves the right to refuse or reduce reimbursement for freight charges or charge back to SELLER excess freight charges incurred due to noncompliance with these instructions. SELLER may also be responsible for any freight claims arising from noncompliance with these instructions.


3.   BILL OF LADING

     SELLER will consolidate all purchase orders on one bill of lading, shipping to any one individual CUSTOMER's receiving location on the same day, or as directed by a GTE transportation department, its agent or a GTE purchasing department.

     EXCEPTION: Separate bills of lading are to be completed for separate GTE entities (e.g. GTE SUPPLY, GTE TELEPHONE OPERATING COMPANIES entity, GTECC,
     GTEL) shipping to the same address on the same day.

     In preparing the bill of lading for the carrier, record the total piece count, the number of pallets and total weight per bill of lading. Example:
     If shipping 578 pieces on 10 pallets weighing 25,000 pounds, the bill of lading should read: 578 pieces on 10 pallets - 25,000 pounds.

     Purchase order numbers and other CUSTOMER reference information, such as work order/project number, must be entered in the appropriate space on the bill of lading. If specific reference space is not provided, the type of reference and reference information should be included as the last item in the "ship to" area and again in the body of the bill of lading.

     NOTE: For collect (or third party collect as with GTE Mobilnet purchase orders) shipping to GTE Supply, GTE Telephone Operating Companies, and GTE Mobilnet, CUSTOMER reference information contained in the body of the bill of lading must also include the Transaction Verification Number (TV number) obtained from Caliber Logistics, Inc. (CALIBER) at: 1-800/483-0015. (Reference Section 9 for details)

     Any information to be transposed by the carrier to the delivery receipt must be included on the bill of lading.

     SELLER's reference number should be included in the appropriate space of the bill of lading or in the body of the bill of lading.

     Bills of lading for all truckload shipments must be marked "notify consignee 24 hours prior to expected delivery" and include CUSTOMER's receiving location (consignee) telephone number if available. If not marked appropriately, shipment may be delayed in unloading and measured delivery intervals may not be met. Caliber can provide SELLER with GTE consignee telephone number if SELLER does not have it.

     Material must be described per the appropriate National Motor Freight Classification (NMFC) description and when rates are dependent on shipment value, the shipment value giving the lowest charges should be used.

     Material Safety Data Sheet (MSDS) document provides pertinent information about the nature of a particular chemical substance or mixture. The MSDS is developed by the manufacturer or formulator of the hazardous substance or mixture and must be marked and described appropriately, indicating all special handling and safety instructions. Hazardous materials that are regulated by the Department Of Transportation (DOT) must comply with all DOT shipping regulations.

4.   PALLETIZATION

     The standard pallet size that must be used for shipments to CUSTOMER by SELLER is 42 X 42 inches (see Attachment A). The pallet should be two way entry only and the maximum height including the pallet should be no greater than 50 inches. A maximum one inch overhang is allowed.

     NOTE: For GTE Supply, GTE Telephone Operating Companies, and GTE Mobilnet shipments, there will be no exceptions to utilizing a standard 42 X 42 inch pallet. If a standard 42 X 42 inch pallet cannot be used, then SELLER must contact GTE Supply's Packaging Administrator at 972/751-4413.

5.   PACKING LIST

     Purchase order numbers and other CUSTOMER reference information such as work order/project number must be entered in the appropriate space on the packing list.

     The packing list should include the total number of cartons shipped and CUSTOMER's part number/ item ID as shown on purchase order. The packing list should be visible from the front of the pallet and not buried in the shipment.

     SELLER's resulting invoice must reflect the same packing list quantities and items or payment may be delayed.

     On a palletized load as part of a truckload, place the packing list in an envelope marked "Packing list Enclosed" and place it on the last pallet loaded.

     On less than a truckload shipment, number the pallets and place the packing list on pallet number one.

     On a carton only shipment, number the cartons and place the packing list on the outside of carton number one.

6.   PACKAGE LABELING INSTRUCTION

     All pieces in the shipment should be labeled with SELLER's name, address, reference number and the destination name and address with CUSTOMER reference information such as purchase order number as required by Section 15(d) and if applicable, work order/project number.

     When shipping more than one carton to one location, strap the cartons together and ship as one unit, to the extent allowed by the carrier utilized. Palletize where the quantity of cartons justifies palletization. This ensures all cartons have a better chance of arriving intact and on time.

     Cartons containing more than one item should be labeled as to part numbers contained inside such cartons. All cartons must be labeled with purchase order numbers contained therein. If a master container (a.k.a. gaylord) is practical for transporting multiple cartons, the master container must be labeled to show all purchase order numbers contained inside. "Multi-Order/Mixed Load" must be written on the master container.

     If you are shipping materials that normally are packaged in more than one carton ("kit"), pack and ship all cartons together so that all items reach the destination as a unit. The packing list should indicate that a kit is being shipped containing multiple items.

7.   EXTERNAL PACKAGING

     Pallet loads should have corner posts and should be stretch wrapped to insure minimum damage during transit and to allow pallets to be stacked in warehouse facilities. Stretch wrap should be at least 80 gauge.

     Cartons or items may be strapped to the pallet utilizing 0.018 X 3/4 inch steel strapping or a vinyl strapping of equal strength. When using strapping, corner caps should be attached to protect the items from the strapping during transit.

8.   FREIGHT TERMS

     The preferred freight terms for SELLER's shipments, consigned to a GTE address, are FOB origin freight collect in which case CUSTOMER (or its agent) will be responsible for selecting a carrier, arranging insurance and paying the carrier for freight costs. No freight cost will appear on SELLER's invoice, "Reference Section 9, CARRIER ROUTING INSTRUCTION UTILIZING CALIBER"

     In some cases, purchase order instructions may be:

     . "Freight Prepaid and Add" used only with approval of the buyer of record, and when advantageous to GTE, in which case the carrier will send the freight invoice to SELLER, SELLER pays the freight and adds reasonable freight cost to CUSTOMER's invoice as a separate line item. SELLER bears all risk for materials during transportation and assumes all authority for selecting a carrier.

     . "Freight Collect with Third Party Billing" in which case the carrier will send the freight invoice to the CUSTOMER's third party and not CUSTOMER's receiving location, and the third party will be responsible for paying the invoice. These purchase orders should specify the use of CALIBER for carrier selection, if GTE is the responsible freight payor. Carrier selection in this case remains with CUSTOMER or its agent. (reference Section 9)

     . "Freight Prepaid and/or Allow" In which case SELLER may include freight in the cost of goods; in no event will a freight cost line item appear on SELLER's invoice. Carrier selection in this case is SELLER's responsibility.

9.   CARRIER ROUTING INSTRUCTION UTILIZING CALIBER LOGISTICS, INC.

     For FOB Origin /Freight Collect (or third party collect) shipments, under 150 pounds, to GTE Supply, GTE Telephone Operating Companies, or GTE Mobilnet.

     If the SELLER is on UPS Consignee Billing, and UPS ground can meet the purchase order's required delivery date:

     .    Do not call CALIBER LOGISTICS
     .    Ship via UPS consignee billing Collect ground.

     If the SELLER is NOT on Consignee Billing, and UPS ground can meet the purchase order's required delivery date, ship via UPS ground:

     .    Do not call CALIBER LOGISTICS
     .    Ship via UPS ground Prepaid and Add

     SELLER must make arrangements with UPS to initiate Consignee Billing, if not already done.

     If SELLER can not meet the required delivery date of purchase order via UPS ground (regardless of weight), SELLER will contact CALIBER for routing.

     SELLER is to contact CALIBER LOGISTICS, Inc. (CALIBER) at:
     1-800/483-0015.

     The information that CALIBER will require from SELLER to economically route freight to GTE Supply, GTE Telephone Operating Companies, and GTE Mobilnet or other GTE customer locations as stated on purchase order includes:

          Required Delivery Date (RDD) or ship date, only if required delivery date is not on purchase order

          Material Availability Date (from supplier's location)

          Purchase Order number

          Number of pieces (boxes, crates, pallets)

          Total shipment weight

          Origin

          Hazardous Material handling instructions

          Destination

          Part number(s) that is/are being shipped

     Upon SELLER's furnishing of the information identified above to CALIBER, CALIBER will provide SELLER a TV number, which must be included in the body of the bill of lading.

     Failure to comply with these requirements will result in any excess freight charges being billed back to SELLER. Any administrative and processing costs to initiate charge backs may be added to such charges to SELLER.

     Questions concerning these instructions or problems arising from the use of CALIBER or UPS Consignee billing should be referred to:

     Section Supervisor-Transportation
     GTE Supply MC: HQA07H04
     5615 High Point Drive
     Irving, TX 75016
     972/751-4768 or 972/751-5601


10. CARRIER ROUTING INSTRUCTION FOR GTE COMPANIES THAT DO NOT CURRENTLY UTILIZE CALIBER LOGISTICS, INC.

     For shipments from SELLER to GTE Affiliates who do not use CALIBER and with any of the following freight terms:

 .    FOB Origin, Freight Collect;
 .    FOB Origin, Freight Collect with Third Party Billing

If CUSTOMER is the payor of the carrier freight invoice for either collect or third party, the following instructions MUST be used in selecting a carrier:

Contact buyer of record on purchase order for expedited or premium freight authorization.

Step 1: To determine if routine transit time or expedited or "premium" transportation is required:

          SHIPMENTS UNDER 150 POUNDS:

          If the SELLER is on UPS Consignee Billing, and UPS ground can meet the purchase order's Required Delivery Date, ship via UPS ground.

          .    Ship via UPS Consignee Billing Collect ground.

          If the SELLER is NOT on Consignee Billing, and UPS ground can meet the purchase order's Required Delivery Date, ship via UPS ground.

          .    Ship via UPS Prepaid and Add.
               If SELLER is not set up on Consignee Billing, SELLER must contact UPS to initiate Consignee Billing.

          If the surface transit time is not adequate, expedited or premium transportation must be authorized by CUSTOMER (or its agent) prior to shipment. Refer to "Premium Transportation" instructions in Step 2 below and in Section 11, Authorized Carriers.

          SHIPMENTS OVER 150 POUNDS (non premium)

          150 - 18,000 pounds: (reference ATTACHMENT B)

          .    Less than 200 miles, transport via GTE contract carrier (regional
               LTL)

          . 200-500 miles, transport via GTE contract LTL regional carrier or GTE contract LTL long haul carrier

          .    500+ miles, transport via GTE contract LTL long haul carrier

          SHIPMENTS OVER 18,000 POUNDS:

          .    Contact the buyer of record on purchase order

          For collect shipments under 150 pounds, SELLER must use UPS Consignee Billing whenever purchase order delivery date allows. Multiple cartons should be banded together, and total weight cannot exceed 150 pounds. Do not ship more than ten cartons to one address at one time via UPS ground.

Step 2: Expedited/Premium Transportation - use only GTE contract carriers for ground or air freight transport, as listed in Section 11, Authorized Carriers:

          Less than 150 pounds:

          . Less than 200 miles, transport via UPS ground for one-day service.

          . Over 200 miles, transport via air express/air freight, with approval of the buyer of record on purchase order

          151 - 1000 pounds: (reference ATTACHMENT B)

          .    Less than 200 miles, transport via expedited truck

          .    200 - 500 miles, transport regional LTL or expedited truck

          . 500+ miles, transport via air freight or other premium ground service - Requires approval from buyer of record on purchase order

          Over 1000 pounds:

          .    Contact the buyer of record on purchase order

          Shipments requiring air ride capability (electronic van), contact GTE Section Supervisor Transportation at: 972/751-4768 or 972/751-5601.

Step 3: If SELLER's shipping location and CUSTOMER's receiving location are in different regions, reference ATTACHMENT B "GTE REGIONAL ROUTING", use either regional LTL or long haul LTL carrier if direct service is provided between origin and destination. For service within a region and service is equal, regional carriers should be used. Select the carrier based on best service provided by the carrier between the origin and destination points and has the ability to meet the required delivery date on purchase order.

Step 4: Contact the carrier to verify service availability and arrange pickup. Most GTE national account carriers provide toll free national customer service telephone numbers that can be used to verify service and arrange for pickup. Refer to Section 11 "Authorized Carriers".

Step 5: For tracing and requesting proof of delivery contact the carrier's customer service point listed under Section 11 "Authorized Carriers".

          If CUSTOMER is not the payor of the carrier freight invoice for either collect or third party, SELLER will be responsible for selecting a carrier that provides the required service at the lowest cost. In all cases, SELLER is responsible for verification that the selected carrier can be expected to provide the service required.

11. AUTHORIZED CARRIERS FOR SHIPMENTS TO GTE ENTITIES NOT CURRENTLY UNDER CALIBER LOGISTICS, INC. PROCESSES

     LTL long haul (generally interstate/500+ miles including Hawaii, Alaska and Puerto Rico from/to the continental United States and Canada):

           CF Motorfreight               800/543-9942
           Yellow Freight Systems        800/610-6500

     LTL region (generally less than 500 miles within regions and between regions and adjoining states):

           GTE Regional Routings (Reference Attachment B)

     Air or premium shipment:

     .     Air express service authorized carriers (under 40 pounds):

           Airborne Express                        800/247-2676
           Federal Express                         800/238-5355
           DHL Worldwide (International only)      800/225-5345

     .     DOMESTIC air freight authorized carriers (over 40 pounds):

           Airborne Express                        800/247-2676
           Amertranz               800/274-4763
           Burlington Air Express                  800/225-5229
           Emery Worldwide         800/443-6379
           Pilot                                   800/851-8112

     .     INTERNATIONAL air freight forwarders/customs documentation:

           Circle Freight           708/616-7013
           DHL Worldwide            800/225-5345
           Emery Worldwide          800/443-6379
           Fritz Companies          214/621-2222

     Note: Purchase orders with an "INTERNATIONAL" ship to address require special handling, the SELLER must follow the shipping instructions on the purchase order. If SELLER ships without following these instructions freight could be held in either U.S. Customs or foreign customs and/or returned to origin. Any cost involved in a SELLER not following shipping instructions will be at the expense of the SELLER and not passed on to GTE Supply (CUSTOMER).

                                 ATTACHMENT A

                              42 X 42 INCH PALLET

                                 ATTACHMENT A

                              42 X 42 INCH PALLET

  Deck boards to be equally spaced



                       [DIAGRAM OF 42 X 42 INCH PALLET]











Material List:

(1)    3 PCS      1-3/8" X 3-5/8"   X     42"
(2)    7 PCS      1/2" X 3"         X     42"
(3)    3 PCS      1/2" X 3"         X     42"

Material:           To be Group III and IV hardwoods, cleanly cut.

Grade: To be good sound material, free of knots, with an average diameter no greater than 1/3 the width of the piece or other defects of a more serious nature.

Moisture content:   Green and/or dry.

Nailing: Nail item #2 and #3 to items #1 with two (2) 4d, 1-1/2" drive screw nails at each nailing joint. Nails to be staggered and well driven.

                                  ATTACHMENT B

                             GTE REGIONAL ROUTINGS

                                 ATTACHMENT B

                             GTE REGIONAL ROUTINGS

Regional Interstate LTL Transportation Services:

                    Carrier                                   National Customer Service
                    -------                                   -------------------------
Mid-west            American Freightways                                   800/443-3786
                    Central Transport                                      800/221-0749
                    Hyman Freightways                         800/445-2142
                    Preston Trucking                                       800/551-7737
                    Viking                                    800/845-4647

Northeast           American Freightways (MD,DL)                           800/443-3786
                    Central Transport                                      800/221-0749
                    Preston Trucking                                       800/551-7737
                    Viking                                    800/845-4647

Southern            AAA Cooper                                             800/633-7571
                    American Freightways                                   800/443-3786
                    Atlanta Motorlines                                     800/729-2939
                    Averitt Express                                        800/225-9794
                    Central Transport                                      800/221-0749
                    Conway Southern                                        800/852-5990
                    Southeastern Freightways                  800/637-7335
                    Viking                                    800/845-4647

Western             Conway Western                                         800/852-5990
                    Oak Harbor                                             800/285-6254
                    Silver Eagle                                           503/252-9165
                    Viking                                    800/845-4647

Long Haul LTL Interstate Transportation Services:
                    CF Motorfreight                                        800/543-9942
                    Yellow Freight Systems                                 800/610-6500

Intrastate LTL Transportation Services:
Do not use between states within a region, for use within the states as listed in the attached matrix.
----------
                    Conway Central                                         800/852-5990
                    Merchants                                              800/527-4118
                    Overnite                                               800/333-7400
                    TNT Red Star                              201/344-7700
                    Wilson Trucking                                        800/494-5766
                    Crescent                                               510/471-8900

Canada LTL Transportation Services:
     Shipments between Canada and the United States.

All areas      CF Motorfreight                              800/543-9942
               Yellow Freight Systems                       800/610-6500

Western        Silver Eagle                                 503/252-9165

Eastern        Central Transport                            800/221-0749
               Preston Trucking                             800/551-7737

Air Transportation Services
Do not use next day or second day air freight within the state or between states
----------
within a region, and less than 500 miles, as the previously listed regional carriers can provide the same level of service via surface at a significant reduction in cost.

               Air Express                                  (Under 40 lbs.)
               -----------                                  ---------------

               Airborne Express                             800/247-2676
               Federal Express                              800/238-5355

               Domestic Air Freight       (Over 40 lbs.)
               ---------------------      --------------
               Airborne Express                             800/247-2676
               Amertranz Worldwide        800/274-4763
               Burlington Air Express                       800/225-5229
               Emery Worldwide                              800/443-6379
               Pilot Air Freight                            800/851-8112

                               LTL REGIONAL MAP





                         [MAP OF U.S. AND LOWER CANADA
                      BROKEN INTO THE FOLLOWING REGIONS:
       Eastern Canada, Western Canada, Northeast, Midwest, South & West]

                                   EXHIBIT H

                           PRODUCT DELIVERY INTERVAL

                              Eight (8) Weeks ARO

                                   EXHIBIT I

                              CENTURY COMPLIANCE

                              CENTURY COMPLIANCE

1.   CENTURY COMPLIANCE

     (a) When used in this Exhibit with initial capital letters, the following terms have the respective meanings given below.

           (1) "Procured System" means the software products (including firmware), computerized hardware products (whether general or special purpose), documentation, data, and other similar or related items of the automated and/or computerized system(s) that are provided by or through SELLER pursuant to this Agreement, or any component part thereof, and any services provided by or through SELLER in connection therewith.

           (2) "Calendar-Related" refers to date values based on the Gregorian calendar (the calendar in use throughout most of the world), as further defined in Encyclopedia Britannica, 15th edition, 1993, page 476), and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

           (3) "Date Data" means any Calendar-Related data in the inclusive range January 1, 1900, through December 31, 2050, which the Procured System uses in any manner.

           (4) "System Date" means the Date Data value which the Procured System shall be able to use as its current date while operating.

           (5) "Century Compliant" means that the Procured System satisfies the requirements set forth in Sections 1.(b), 1.(c), and 1.(d) below.

           (6) "Century Noncompliance" means any failure of the Procured System to be Century Compliant.

     (b) SELLER represents that, in connection with Calendar-Related data and Calendar-Related processing of Date Data or of any System Date, the Procured System will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

     (c) SELLER further represents that, in connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated and/or computerized systems and users via user interfaces, electronic interfaces, and data storage, the Procured System represents dates without ambiguity as to century, provided such other automated and/or computerized systems also represent dates without ambiguity.

     (d) SELLER further represents that SELLER has verified through testing that the Procured System is Century Compliant and that testing included, without limitation, each of the following specific dates and the transition between those of such dates that are successive:
          December 31, 1998; January 1, 1999; September 9, 1999; September 10, 1999, December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000 December 31, 2000; and January 1, 2001.

     (e) These representations survive the expiration or earlier termination of this Agreement.

2.   INTERFACING

     The Procured System shall have the present capability, which can be readily utilized by CUSTOMER, of providing Calendar-Related data to and accepting Calendar-Related data from other automated and/or computerized systems and users in a format such as, but not limited to, four-digit CCYY format, where CC are the two digits expressing the century and YY are the two digit expressing the year with that century (e.g., 1996, 2003 and 2027). SELLER shall provide CUSTOMER with all necessary interfacing information describing the format utilized by the Procured System, if different than CCYY format.

3.   CENTURY NONCOMPLIANCE REMEDY

     In the event the Procured System is Century Noncompliant in any respect, SELLER shall, at no cost to CUSTOMER, correct the Century Noncompliance and provide the corrected Century Compliant Procured System to CUSTOMER no later than ten (10) days after a Noncompliance has been identified, unless otherwise agreed by CUSTOMER in writing.

4.   NONCOMPLIANCE NOTICE

     In the event SELLER becomes aware of a possible or an actual Century Noncompliance in the Procured System, SELLER shall promptly inform CUSTOMER of all relevant information (and timely provide CUSTOMER updates to such information) with respect to Seller's knowledge. SELLER shall respond promptly and fully to inquiries by CUSTOMER (and timely provide updates to any responses provided to CUSTOMER) with respect to any possible Century Noncompliance in the Procured System. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for SELLER.

                                   EXHIBIT J

                STANDARDIZATION POLICIES, PROCEDURES AND TERMS

                               TABLE OF CONTENTS

                                                                           PAGE
1.   STANDARDIZATION POLICY...............................................    1

2.   PRODUCT EVALUATION TYPES AND FUNDING.................................    1

3.   PRODUCT STANDARDIZATION AND ACCEPTANCE...............................    2

4.   TECHNOLOGICAL OR SPECIFICATION CHANGE/PRODUCT
     DELETION/SUBSTITUTION................................................    3

5.   UNSATISFACTORY CONDITION SITUATIONS..................................    3

6.   PRODUCT CHANGES......................................................    4

7.   QUALITY ASSURANCE REPORTING..........................................    6

8.   CUSTOMER'S REMEDY FOR NONCOMPLIANCE..................................    6

                                   EXHIBIT J

                STANDARDIZATION POLICIES, PROCEDURES AND TERMS

1.   STANDARDIZATION POLICY

     The GTE standardization process exists to manage the introduction and evaluation of new or enhanced product and the life-cycle management of installed or resold Product. Customer/Seller interactions will proceed smoothly if Seller directs presentation efforts for new or enhanced product offerings to Customer's Standardization organization(s) to ensure timely evaluation and consideration as GTE Standard for system wide procurement and application. The GTE standardization process also complements normal Customer/Seller interaction required to support existing applications and in-place enhancements of the Seller's Product and technology.

2.   PRODUCT EVALUATION TYPES AND FUNDING

     GTE's Standardization organization is responsible to determine the extent and level of evaluation necessary to designate a Seller's Product as GTE Standard. The evaluation may include a paper evaluation, customer survey, certification, laboratory specification testing, field trial inter-operability and/or functional evaluations and first customer trials. The evaluations are required to assess the quality, functionality, reliability and safety of such new or enhanced product prior to possible approval, purchase, and deployment within GTE.

     (a) In order for the parties to agree to pursue GTE standardization of new or enhanced product in accordance with Customer's standardization and/or testing policies and procedures, funding for field trial and/or market trial tests will need to be determined by mutual consent. This agreement will minimally include equipment, installation, testing personnel, support, removal, shipping and termination conditions.

     (b) If laboratory testing is necessary, the purpose is to verify compliance to Seller's, GTE and/or other relevant specifications. The specifications will be identified or provided to the Seller in writing prior to the testing. If the parties agree to pursue GTE Standardization and laboratory testing, the Seller agrees to bear all Costs associated with required laboratory testing. If the Seller owns or controls a laboratory facility that has current certification by the GTE standardization organization(s), then Seller's testing results may be accepted. Otherwise, the Seller will be provided with a list of GTE certified independent laboratories, whose results will be accepted. If Seller has previous laboratory testing results that verify compliance to GTE and/or industry standards, then Customer agrees to consider such test results. Laboratory testing conducted at Seller's expense does not guarantee Product acceptance by Customer and, if Seller's Product is not standardized by Customer's standardization organization(s) for any reason, Customer shall not be liable for any cost incurred by Seller for any such laboratory testing for any reason.

     (c) Based on Product changes made by Seller, Customer may determine, in its sole discretion, that a reevaluation of Product is necessary to remain GTE Standard. Additionally, there may be instances where UCR problem resolution can only be verified with laboratory testing. The purpose of this testing is to ensure continued quality of Product purchased and deployed by Customer. In such cases, Seller shall, with its consent, bear any costs associated with laboratory testing, in accordance with conditions identified in paragraph 2.b. Laboratory tests conducted at Seller's expense do not assure that Product will remain GTE Standard and, if Seller's Product does not pass reevaluation for any reason, Customer shall not be liable for any costs incurred by Seller for such laboratory testing for any reason.

3.   PRODUCT STANDARDIZATION AND ACCEPTANCE

     The Evaluation Exception Report (EER) is used by the Customer to identify Product discrepancies that are discovered during an evaluation and require attention prior to approval and designation as GTE Standard.

     (a) Customer classifies EER discrepancies into one of four (4) levels of priority (Priority Levels 1, 2, 3, and 4).

     (b) A priority one (1) EER identifies a critical feature, service, operations, maintenance or documentation problem. As the most serious category of Product discrepancy, Seller must immediately pursue corrective action to continue Product evaluation. Evaluation of the Product may continue at the discretion of the Customer or may be suspended until a Seller correction is provided to Customer. A satisfactory resolution is required to be verified prior to a standardization decision and prior to placing the Product in a revenue producing, live customer or on-line testing environment.

     (c) A priority two (2) EER identifies a major failure, service, operational, maintenance or documentation problem. Evaluation of the Product will usually be continued, although testing may be suspended at the discretion of the Customer, generally when the Product has multiple priority one (1) or two (2) EERs unresolved against the Product. A satisfactory resolution is required to be verified prior to a standardization decision and prior to placing the Product in a revenue producing, live customer, environment.

     (d) A priority three (3) EER identifies a minor feature, service, operational, maintenance or documentation problem. Priority three (3) EERs do not interrupt the evaluation effort. A satisfactory resolution or identification of a resolution along with a resolution implementation time line is required prior to a standardization decision. An open EER will be converted to an Unsatisfactory Condition Request (UCR) of the same priority at the time of a positive standardization decision. An open Priority 3 EER/UCR may require the disposition of Product use and application limitations until resolved.

     (e) A priority four (4) EER identifies a possible feature, service, operational, maintenance or documentation enhancement. The evaluation effort will not be suspended unless Customer believes that the enhancement is necessary to the Viability of Product deployed by GTE. Seller agrees to consider the enhancement under Section 6.(e) PRODUCT CHANGE. At the completion of the evaluation, these EERs will be withdrawn or converted to a design request.

     (f) Customer reserves the right to terminate or suspend any evaluation based on unresolved EERs.

     (g) During an evaluation, Seller shall provide telephone support from Seller's Technical Service Center. Such telephone support shall be available twenty-four (24) hours a day, seven (7) days a week, without any additional charge to Customer.

     (h) In the event Seller's Product fails evaluation, Customer reserves the right to return to Seller any affected Product that was purchased during the evaluation period and Seller shall refund to Customer any amounts paid with respect to such Product. Any Product returned must be unused, undamaged, and in its original carton.

4.   TECHNOLOGICAL OR SPECIFICATION CHANGE/PRODUCT
     DELETION/SUBSTITUTION

     (a) Seller is required to give Customer advance written notice within one hundred twenty (120) days, or as soon as Seller has official release, of any technological or specification change, software/firmware revision, Product deletion or manufacturer discontinuance that would significantly impact Product operation, interchangeability with existing Product, appearance, warranty, life cycle or GTE engineering/quality approvals of any Product. Seller shall, at the time of notification, provide Customer with (i) a Product change number; (ii) a description of such change; (iii) the reason for change; (iv) a description of the impact of such change upon reliability, Product specifications, or form, fit or function; (v) proposed price impact (if any); and (vi) proposed effective date for such change and recommended implementation schedule.

     (b) If the parties fail to reach agreement on any such change in Product to be made by Seller, then, in addition to all other rights and remedies at law or in equity or otherwise, Customer shall, at no cost or liability, have the right to terminate all pending purchase orders for Product affected by such change.

     (c) Seller may discontinue the availability of Product at any time, but shall accept Orders for discontinued Product for a period of at least ninety (90) days after the effective date of discontinuation. Orders for discontinued Product shall only be accepted if delivery is requested within one hundred and eighty (180) days of the effective date of discontinuation.

     (d) Seller agrees that if the required one hundred twenty (120) days' prior written notice is not provided, Seller shall accept, at Customer's option, a Product exchange or return for all Product in Customer's inventory on the effective date of the change. Any Product returned must be unused, undamaged and in the original carton and may be returned, at Customer's option, for one hundred percent (100%) credit of the price paid or an equal dollar value exchange for any other Product offered under this Agreement.

5.   UNSATISFACTORY CONDITION SITUATIONS

     If at any time during normal operation Customer encounters an unsatisfactory condition in the Product, Seller agrees to meet the following time frames for resolving the condition. An Unsatisfactory Condition Report (UCR) is the vehicle to formally document a condition in writing. The UCR is also used to track, report and verify the condition.

     (a) A priority one (1) UCR reflects a condition which endangers public or employee safety; degrades the ability to track, collect, or produce revenue; causes major degradation of service; or degrades the basic functionality of telecommunication service or its support systems by degrading Customer's ability to provide day-to-day services to its customers. Within fifteen (15) days of receipt of written notification from Customer of a priority one (1) UCR, Seller shall acknowledge receipt thereof in writing and confirm or deny in writing the existence of the conditions stated in the UCR. Seller must provide a permanent resolution within thirty (30) days of such written notification from Customer.

     (b) A priority two (2) UCR reflects a condition that potentially degrades the ability to track, collect, or produce revenue; could potentially result in a major degradation of service; could degrade the basic functionality of telecommunication service or its support systems by degrading Customer's capability to provide day-to-day services to its customers. Within fifteen (15) days of receipt of written notification from Customer of a priority two (2) UCR, Seller shall acknowledge receipt thereof in writing and confirm or deny in writing the existence of the conditions stated in the UCR. Seller must provide a permanent resolution within ninety (90) days of notification.

     (c) A priority three (3) UCR reflects a condition that could adversely affect normal maintenance and/or administration of service; could adversely degrade the basic functionality of telecommunication service or its support systems by Customer's capability to provide day-to-day services to its customers. Within fifteen (15) days of receipt of written notification from Customer of a priority three (3) UCR, Seller shall acknowledge receipt thereof in writing and confirm or deny in writing the existence of the conditions stated in the UCR. Seller must provide a permanent resolution within one hundred eighty (180) days of notification.

     (d) The term "permanent resolution" shall mean a correction to an unsatisfactory condition in the form of a new or revised hardware or software module, hardware modification kit, software patch and/or revised operating or maintenance procedures that are acceptable to Customer. Corrections that are temporary in nature, such as work-around procedures, certain types of hardware modifications or software patches, shall require (i) a final version of the correction to be included in the next formal version/ modification/ release of Product provided to Customer or (ii) written Customer acceptance of an alternative. In either (i) or (ii), Seller will provide a schedule for implementation of the final version of the correction, upgrade, or change, as applicable. On an exception basis, Customer may agree to an extension of the time frames specified in paragraph a, b or c, the Seller is bound by the newly agreed upon date.

     (e) The Seller has the option to discuss the UCR condition statement with the Customer (e.g., whether condition exists within stated performance specifications verses a design change) or query a priority level assignment. However, the time lines are in no way affected by this query or discussion, unless the priority is eventually modified by Customer or the UCR is withdrawn.

6.   PRODUCT CHANGES

     (a) If, after Product has been shipped to Customer, Seller issues changes affecting Product and such change is identified as necessary for the Product to continue to meet Seller's published specifications or design criteria (Mandatory Engineering Change), including an identified correction of a deficiency as a result of a UCR (refer to Section 4, UNSATISFACTORY CONDITION SITUATIONS, above), Seller shall provide prompt notification of required changes to Customer's standardization and/or testing organization(s) at the address provided to Seller for such purpose. Seller shall, at Seller's expense, be responsible for costs for all Mandatory Engineering Changes and installation of such changes whether implemented by Seller or Customer for a period of five (5) years beyond the Product warranty period, provided Product has been maintained during this period at current revision levels.

     (b) If Customer and Seller ascertain that Product, or a part thereof, subject to such a change is readily returnable, Customer or Customer's agent or contractor shall remove, at Seller's expense, and return such Product or part to Seller's designated repair or manufacturing facility and Seller, at Seller's expense, shall implement such changes and return such changed Product or part to Customer's designated location. If removal of Product to be returned to Seller for modification would create an out-of-service condition, Seller shall make suitable arrangements to provide replacement Product to prevent an out-of-service condition from occurring.

     (c) Any Product maintained in Customer's inventory subject to such a change shall be returned to Seller's designated repair or manufacturing facility to implement changes and shall be returned to Customer's stocking location at Seller's expense. If such changes create an adverse impact on the Product warranty or Customer's ability to sell the Product as new, then Seller shall accept at Customer's option, a Product exchange or return for all unchanged Product in Customer's inventory.

     (d) All change notifications provided by Seller to Customer shall contain the following information:

          (1)  Description of change;

          (2)  Reason for change;

          (3)  Impact on customer service (i.e., outages, system downtime);

          (4)  Price impact, if known;

          (5)  Effective date of changes; and

          (6)  Implementation schedule of change.

     (e) Customer may request the Seller to make changes to or enhance the Product. Upon Seller's receipt of a written document describing in detail the changes requested by Customer, Seller shall respond in writing to Customer within thirty (30) days. If Seller agrees to undertake such modifications for Customer, the response shall identify a date for the proposed implementation schedule and cost for such changes to Product will be provided the Seller. Acceptance and/or further definition will require a separate mutual agreement.

7.   QUALITY ASSURANCE REPORTING

     Seller certifies that Seller is ISO 9001 registered. If not ISO 9001 registered at the time of execution of this Agreement, Seller shall obtain ISO 9001 certification within one year of the date of execution. If Seller loses ISO 9001 registration or fails to obtain registration within the one year time limit, thereafter Seller shall implement a field reliability and delivery performance tracking system, acceptable to Customer, within thirty
     (30) days of such loss or failure, unless otherwise agreed. The tracking system shall provide timely internal data collection enabling Seller to arrive at solutions to delivery, quality and reliability problems related to Product, and if applicable, to assembly, subassembly or other repairable module deficiencies as measured against Customer requirements. Seller agrees to share relevant data with Customer upon request. Seller may elect to protect such data under the provisions of Section 16. CONFIDENTIAL INFORMATION, of this Agreement.

8.   CUSTOMER'S REMEDY FOR NONCOMPLIANCE

     In the event Seller fails to comply with the provisions above, Customer may destandardize Seller's Product without further notice. This Exhibit, however, shall not operate in derogation of or limit any rights or remedies otherwise available to Customer under this Agreement. In addition. Customer reserves the right to destandardize any Seller Product at any time for its convenience.